UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6619
                                                     ---------------------

           Nuveen Insured New York Premium Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                ANNUAL REPORT September 30, 2006

                        Nuveen Investments
                        Municipal Closed-End Funds

     NUVEEN NEW YORK
  INVESTMENT QUALITY
MUNICIPAL FUND, INC.
                 NQN

     NUVEEN NEW YORK
      SELECT QUALITY
MUNICIPAL FUND, INC.
                 NVN

     NUVEEN NEW YORK
      QUALITY INCOME
MUNICIPAL FUND, INC.
                 NUN

      NUVEEN INSURED
    NEW YORK PREMIUM
              INCOME
MUNICIPAL FUND, INC.
                 NNF

      NUVEEN INSURED
   NEW YORK DIVIDEND
           ADVANTAGE
      MUNICIPAL FUND
                 NKO

      NUVEEN INSURED
   NEW YORK TAX-FREE
           ADVANTAGE
      MUNICIPAL FUND
                 NRK


Photo of: Woman and man at the beach.
Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


     Chairman's
          LETTER TO SHAREHOLDERS

     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

     Sincerely,

     /s/ Timothy R. Schwertfeger

     Timothy R. Schwertfeger
     Chairman of the Board

     November 16, 2006

Nuveen Investments New York Municipal Closed-End Funds
NQN, NVN, NUN, NNF, NKO, NRK

Portfolio Manager's
        COMMENTS


Portfolio manager Cathryn Steeves discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these six New York Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for the New York Funds in July 2006.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED SEPTEMBER 30, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates peaking in October 2005 and again in June 2006. For the period as a whole, interest rates at the shorter end of the yield curve generally continued to rise, while longer rates posted smaller increases and even declined. As short-term rates approached and exceeded the levels of long-term rates, the yield curve became increasingly flat and the inverted. Consequently, bonds with longer durations1 generally outperformed those with shorter durations during this period.

Between October 1, 2005 and September 30, 2006, the Federal Reserve announced increases in the fed funds rate at six of its eight Open Market Committee meetings, before leaving monetary policy unchanged at the August and September 2006 sessions. These six increases of 0.25% each raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just 30 basis points to end September 2006 at 4.63%. By contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood at 4.77% at the end of September 2006, down 27 basis points from the end of September 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply to 5.6% in the first quarter of 2006 before moderating to 2.6% in the second quarter of 2006 (all GDP numbers annualized). In the third quarter of 2006, GDP growth recorded a weaker-than-expected 1.6%, with the deceleration largely resulting from a 17% slump in residential investment, although consumer spending remained relatively solid. Despite slower growth, the markets continued to keep a close eye on inflation trends. While the year-over-year increase in the Consumer Price Index registered a relatively benign 2.1% in September 2006, the core rate (which excludes food and energy prices) rose 2.9% over the same period, the largest increase in 10 years. In general, the jobs picture remained


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

positive, with national unemployment at 4.6% in September 2006, down from 5.1% in September 2005.

Over the 12 months ended September 2006, municipal bond issuance nationwide totaled $368.2 billion, down 9% from the previous 12 months. This total reflected the general decrease in the supply of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal supply declined during the first nine months of 2006, with $261.6 billion in new securities coming to market, off 16% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in pre-refunding volume, which fell more than 54% from last year's levels, as rising interest rates made advance refundings less economically attractive. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.


HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW YORK DURING
THIS PERIOD?

New York ranked as the 25th fastest growing state economy in the nation in 2005, led by the financial, professional and business, and educational and health sectors. Despite New York's increased economic diversity, the financial services industry continued to be the key driver of the state's economy, representing 4% of the total number of jobs but 20% of the wages in the state. While tourism returned to pre-9/11 levels, the continued loss of manufacturing jobs, especially in upstate New York, meant that economic recovery was largely centered around New York City and its suburbs. As of September 2006, the unemployment rate in the state was 4.4%, down from 5.1% in September 2005 and the lowest since March 2001. New York's population trends, which have lagged the nation for years, remained weak, with growth of less than 2% over the past five years.

Following several years of deficits and delays in budget enactment, New York's financial condition has shown gradual improvement. For fiscal 2006, the state erased the general fund's negative balance to end the year $384 million in the black. The $113.6 billion budget for fiscal 2007 was adopted on March 31, 2006, the second year in a row that New York passed its budget by the legally required April 1 deadline. This budget took some steps toward funding a 2005 mandate requiring New York City schools to guarantee a basic education for its children, with increased school operations aid of $1.3 billion and $1.8 billion in new school construction aid. The budget also authorized New York City's Transitional Finance Authority to issue $9.4 billion in bonds for school operations construction. In general, New York's revenues remain vulnerable to Wall Street cycles, with 51% of the state's general fund receipts generated by personal income taxes, which are heavily dependent on high-paying jobs in the financial sector as well as securities prices and capital gains. The state continued to face forecasted budget deficits in fiscal 2008 ($3.2 billion) and 2009 ($5.4 billion).

In December 2005, Moody's upgraded its rating on New York general obligation bonds to Aa3 from A1, citing improving financial operations. This rating was reconfirmed in March 2006, as was Standard & Poor's rating of AA. For the 12 months ended September 30, 2006, municipal issuance in New York totaled $34.6 billion, down 26% from the previous 12 months. During the first nine months of 2006, New York supply declined even more sharply, falling 37% from that of January-September 2005, to $20.5 billion. While New York remained the second largest state issuer in the nation for the 12-month period, the state slipped to fourth for the year-to-date. According to Moody's, the state's tax-supported debt has grown 37% since 2001, ranking New York second in the nation behind California in this category. In terms of debt per capita and debt as a percentage of personal income, New York ranks fifth.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NEW YORK FUNDS DURING THIS REPORTING PERIOD?

As the municipal yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included a disciplined approach to duration management and yield curve positioning. In watching the market for potential new additions to our portfolios, we focused mainly on attractively priced, premium coupon2 bonds in the 18- to 22-year part of the yield curve, which we considered to offer excellent value. Overall, we believed that the bonds we purchased provided strong performance potential, support for the Funds' income streams, and attractive reward opportunities without excessive risk.

As part of our duration management strategies, we also selectively sold holdings with shorter durations. Selling these shorter duration bonds and reinvesting further out on the yield curve helped to improve the Funds' overall call protection profile. We also took advantage of opportunities to sell selected holdings when we believed that prevailing prices made these bonds attractive sales candidates.

Although issuance in New York, as previously mentioned, declined sharply during this period, the reduction in supply did not have a major impact on the implementation of these or other strategies we had planned for these Funds. Since New York is a relatively high-quality state, much of the new supply was insured and/or highly rated, and we


2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

found opportunities to purchase bonds that helped us carry out our strategies, including insured health care bonds. We also bought insured bonds issued by New York City Industrial Development Agency to finance new stadiums for the New York Yankees and Mets, which were added to all six Funds.

In NKO and NRK, which can invest up to 20% of their assets in uninsured investment-grade quality securities, we also continued to emphasize maintaining an exposure to BBB rated credits. However, as credit spreads continued to narrow and municipal supply tightened, we generally found few attractively structured lower-rated credit opportunities in the New York market that we believed would add value to these Funds.


HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 9/30/06

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NQN                        4.03%            6.88%             6.66%
--------------------------------------------------------------------------------
NVN                        4.10%            7.12%             6.55%
--------------------------------------------------------------------------------
NUN                        4.06%            6.84%             6.48%
--------------------------------------------------------------------------------
NNF                        3.96%            6.43%             6.80%
--------------------------------------------------------------------------------
NKO                        4.29%            NA                NA
--------------------------------------------------------------------------------
NRK                        4.38%            NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
NY Insured
Tax-Exempt
Bond Index3                4.60%            5.50%             6.10%
--------------------------------------------------------------------------------
Lipper NY Insured
Municipal Debt
Funds Average4             4.88%            5.94%             6.23%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


3 The Lehman Brothers New York Insured Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of insured New York municipal bonds. Results for the Lehman index do not reflect any expenses.

4 The Lipper New York Insured Municipal Debt Funds average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 12; 5 years, 7; and 10 years, 6. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended September 30, 2006, the total return on net asset value
(NAV) for all six funds covered in this report underperformed relative to the return on the Lehman Brothers New York Insured Tax-Exempt Bond Index. The returns on all six of the insured New York Funds underperformed the average return for the Lipper New York Insured peer group.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, the use of financial leverage, allocations to lower-rated credits (or credit risk) in NKO and NRK (which can invest up to 20% of their assets in uninsured investment-grade quality securities), and advance refunding activity.5

As longer rates declined and the yield curve flattened over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds in the Lehman Brothers Municipal Bond Index with maturities between two and six years were the most adversely impacted by changes in the interest rate environment over this period. As a result, these bonds generally underperformed intermediate and longer bonds (those with maturities of at least 12 years), with issues having the longest maturities (22 years and longer) achieving the best returns for the period. Even though these Funds were underexposed to the longest part of the curve that performed well, they held relatively fewer short bonds and a good allocation of intermediate bonds. This overall positioning benefited their performances.

Another factor in the annual performance of these Funds, especially relative to that of the unleveraged Lehman Brothers New York Insured Tax-Exempt Bond Index, was the use of financial leverage. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for common shareholders. The Funds' leveraging strategy positively impacted their results over this one year period, although not to the same extent as in the past. Over the long term, we firmly believe that the use of financial leverage should continue to work to the benefit of these Funds. This is demonstrated by the five-year and ten-year return performance--both absolute and relative to the Lehman Brothers New York Insured Tax-Exempt Bond Index--of NQN, NVN, NUN, and NNF.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, NKO and NRK benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. As of September 30, 2006, bonds rated BBB accounted for 5% and 4% of the portfolios of NKO and NRK, respectively. Among the



5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

lower-rated holdings making contributions to the returns of these two Funds for the period were healthcare credits (including hospitals) and industrial development bonds, which ranked as the top performing revenue sectors in the Lehman municipal index. Bonds backed by the 1998 master tobacco settlement agreement, which comprised between 2% and 3% of the portfolios of these two Funds as of September 30, 2006, also contributed to the Funds' performances.

As noted earlier, we also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities. Differences in Fund structure also accounted for some of the performance differentials during this period.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF SEPTEMBER 30, 2006?

Maintaining strong credit quality remained an important requirement for the Funds. As of September 30, 2006, NQN, NVN, NUN, and NNF continued to be 100% invested in insured and/or U.S. guaranteed securities. NKO and NRK, which can invest up to 20% of their assets in uninsured investment-grade quality securities, had allocated 90% and 89% of their portfolios, respectively, to insured and/or U.S. guaranteed bonds.

As of September 30, 2006, potential call exposure for the period October 2006 through the end of 2008 ranged from 8% in NRK and 10% in NKO to 13% in NNF, 14% in NVN, 15% in NUN, and 16% in NQN. The number of actual bond calls will depend largely on future market interest rates.

Dividend and Share Price
       INFORMATION

As previously noted, all of these Funds use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in one monthly dividend reduction in NRK, two in NKO, three in NVN, NUN, and NNF, and four in NQN over the 12-month period ended September 30, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NQN                          $0.5347                                 --
--------------------------------------------------------------------------------
NVN                          $0.2710                                 --
--------------------------------------------------------------------------------
NUN                          $0.2704                            $0.0011
--------------------------------------------------------------------------------
NNF                          $0.3294                                 --
--------------------------------------------------------------------------------
NKO                          $0.1858                            $0.0005
--------------------------------------------------------------------------------
NRK                          $0.0216                            $0.0038
--------------------------------------------------------------------------------

These distributions, which represented an important part of the total returns of these Funds for this period, were generated by bond calls and the sale of appreciated securities. This had a slight negative impact on the Funds' earning power per common share and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2006, all of the Funds in this report except NRK had positive UNII balances for both financial statement and tax purposes. NRK had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                             9/30/06                   12-MONTH AVERAGE
                            DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
NQN                           -7.84%                             -6.21%
--------------------------------------------------------------------------------
NVN                           -7.12%                             -6.77%
--------------------------------------------------------------------------------
NUN                           -7.23%                             -5.71%
--------------------------------------------------------------------------------
NNF                           -6.86%                             -6.03%
--------------------------------------------------------------------------------
NKO                           -3.19%                             -3.94%
--------------------------------------------------------------------------------
NRK                           -5.63%                             -7.73%
--------------------------------------------------------------------------------

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN

Performance
      OVERVIEW As of September 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          89%
U.S. Guaranteed                  10%
FHA/FNMA/GNMA Guaranteed          1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                           0.0695
Nov                           0.0695
Dec                            0.065
Jan                            0.065
Feb                            0.065
Mar                           0.0615
Apr                           0.0615
May                           0.0615
Jun                           0.0585
Jul                           0.0585
Aug                           0.0585
Sep                           0.0555

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      14.9
                              14.93
                              14.95
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                              14.78
                              14.76
                              14.63
                              14.44
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                              14.2
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                              14.2
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                              14.3
                              13.75
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                              14.39
                              14.3
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                              14.3699
                              14.34
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                              14.63
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                              14.89
                              15
                              14.95
                              15
                              15.1
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                              14.96
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                              14.4
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                              14.3
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                              14
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                              14
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                              14.1
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                              13.95
                              14.1
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                              14
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                              13.98
                              13.92
                              13.65
                              13.67
                              13.64
                              13.63
                              13.58
                              13.57
                              13.52
                              13.41
                              13.42
                              13.46
                              13.45
                              13.3601
                              13.4
                              13.36
                              13.54
                              13.52
                              13.54
                              13.64
                              13.58
                              13.51
                              13.45
                              13.43
                              13.39
                              13.4
                              13.36
                              13.4
                              13.47
                              13.6
                              13.6
                              13.63
                              13.6
                              13.69
                              13.81
                              13.77
                              13.88
                              13.92
                              14.04
                              14.15
                              14.05
                              14.03
                              14
                              13.99
                              14.03
                              14.02
                              14.07
                              14.15
                              14.09
                              13.98
                              14.04
                              14.15
                              14.11
                              14.16
                              14.22
                              14.2
                              14.17
                              14.2
                              14.15
                              14.15
                              14.05
                              13.88
                              13.89
                              13.91
                              13.95
                              13.92
                              13.92
                              13.9202
                              13.92
                              13.91
                              13.87
                              13.9
                              13.9296
                              13.91
                              13.93
                              13.95
                              13.97
                              13.96
                              13.99
9/30/06                       13.99



FUND SNAPSHOT
------------------------------------
Common Share Price            $13.99
------------------------------------
Common Share
Net Asset Value               $15.18
------------------------------------
Premium/(Discount) to NAV     -7.84%
------------------------------------
Market Yield                   4.76%
------------------------------------
Taxable-Equivalent Yield1      7.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $268,986
------------------------------------
Average Effective
Maturity on Securities (Years) 16.06
------------------------------------
Leverage-Adjusted Duration      8.09
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.39%         4.03%
------------------------------------
5-Year          6.87%         6.88%
------------------------------------
10-Year         5.22%         6.66%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         32.4%
------------------------------------
Health Care                    15.6%
------------------------------------
Transportation                 11.4%
------------------------------------
U.S. Guaranteed                 9.6%
------------------------------------
Tax Obligation/General          8.8%
------------------------------------
Education and Civic
   Organizations                8.2%
------------------------------------
Utilities                       5.8%
------------------------------------
Other                           8.2%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.5347 per share.

Nuveen New York Select Quality Municipal Fund, Inc.
NVN

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          86%
U.S. Guaranteed                  14%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                           0.0695
Nov                           0.0695
Dec                            0.066
Jan                            0.066
Feb                            0.066
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595
Sep                           0.0595

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      14.71
                              14.78
                              14.83
                              14.77
                              14.65
                              14.73
                              14.7
                              14.57
                              14.33
                              14.22
                              14.13
                              14.14
                              14.18
                              14.3
                              14.49
                              14.6
                              14.55
                              14.46
                              14.49
                              14.44
                              14.47
                              14.55
                              14.48
                              14.46
                              14.29
                              14.39
                              14.29
                              14.3
                              14.14
                              14.33
                              14.04
                              14.04
                              14.01
                              14.11
                              14.14
                              14.23
                              14.21
                              14.2
                              14.21
                              14.26
                              14.4
                              14.35
                              14.32
                              14.39
                              14.29
                              14.25
                              14.2
                              14.27
                              14.25
                              14.34
                              13.9
                              13.97
                              13.9
                              13.96
                              13.91
                              13.92
                              13.92
                              13.89
                              14.04
                              14.11
                              14.08
                              14.21
                              14.17
                              14.17
                              14.28
                              14.3
                              14.29
                              14.32
                              14.4601
                              14.47
                              14.46
                              14.44
                              14.49
                              14.5
                              14.5
                              14.5
                              14.59
                              14.6
                              14.53
                              14.52
                              14.38
                              14.4
                              14.28
                              14.4
                              14.43
                              14.46
                              14.52
                              14.4501
                              14.59
                              14.74
                              14.76
                              14.88
                              14.88
                              15
                              15.11
                              15.1
                              15.2
                              15.22
                              15.23
                              15.12
                              15.14
                              15.2
                              15.3
                              15.2799
                              15.1
                              14.94
                              14.77
                              14.74
                              14.94
                              14.84
                              14.75
                              14.7699
                              14.7
                              14.59
                              14.68
                              14.71
                              14.68
                              14.76
                              14.66
                              14.67
                              14.85
                              14.77
                              14.6
                              14.69
                              14.62
                              14.67
                              14.53
                              14.56
                              14.48
                              14.5
                              14.41
                              14.43
                              14.35
                              14.32
                              14.26
                              14.17
                              14.23
                              14.2
                              14.23
                              14.22
                              14.29
                              14.21
                              14.27
                              14.27
                              14.46
                              14.46
                              14.35
                              14.45
                              14.31
                              14.23
                              14.25
                              14.25
                              14.32
                              14.22
                              14.16
                              14.16
                              14.16
                              14.24
                              14.24
                              14.12
                              14.07
                              14.05
                              14.04
                              13.9201
                              13.97
                              13.99
                              14
                              14.02
                              13.9701
                              14.13
                              14
                              14.01
                              13.97
                              13.9501
                              14
                              14.03
                              13.75
                              13.71
                              13.74
                              13.76
                              13.77
                              13.74
                              13.66
                              13.63
                              13.58
                              13.65
                              13.55
                              13.69
                              13.77
                              13.52
                              13.7
                              13.66
                              13.67
                              13.75
                              13.63
                              13.64
                              13.55
                              13.55
                              13.54
                              13.54
                              13.48
                              13.56
                              13.58
                              13.61
                              13.69
                              13.62
                              13.64
                              13.67
                              13.87
                              14.02
                              14.05
                              14.06
                              14.18
                              14.24
                              14.13
                              14.0701
                              14.13
                              14.15
                              14.08
                              14.16
                              14.14
                              14.25
                              14.21
                              14.2
                              14.17
                              14.25
                              14.17
                              14.26
                              14.34
                              14.39
                              14.4
                              14.34
                              14.36
                              14.33
                              14.21
                              13.98
                              14.19
                              14.27
                              14.13
                              14.14
                              14.09
                              14.11
                              14.11
                              14.09
                              14.05
                              14.06
                              14.13
                              14.2
                              14.15
                              14.25
                              14.31
                              14.25
                              14.34
9/30/06                       14.34

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.34
------------------------------------
Common Share
Net Asset Value               $15.44
------------------------------------
Premium/(Discount) to NAV     -7.12%
------------------------------------
Market Yield                   4.98%
------------------------------------
Taxable-Equivalent Yield1      7.43%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $361,945
------------------------------------
Average Effective
Maturity on Securities (Years) 16.26
------------------------------------
Leverage-Adjusted Duration      8.51
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/22/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.53%         4.10%
------------------------------------
5-Year          7.19%         7.12%
------------------------------------
10-Year         5.76%         6.55%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------

Tax Obligation/Limited         31.3%
------------------------------------
U.S. Guaranteed                13.6%
------------------------------------
Health Care                    11.9%
------------------------------------
Tax Obligation/General         10.4%
------------------------------------
Education and Civic
   Organizations                8.0%
------------------------------------
Utilities                       8.0%
------------------------------------
Transportation                  7.9%
------------------------------------
Other                           8.9%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.2710 per share.

Nuveen New York Quality Income Municipal Fund, Inc.
NUN

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          85%
U.S. Guaranteed                  14%
FHA/FNMA/GNMA Guaranteed          1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                           0.0665
Nov                           0.0665
Dec                           0.0665
Jan                           0.0665
Feb                           0.0665
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                           0.0595
Jul                           0.0595
Aug                           0.0595
Sep                           0.0565

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      14.51
                              14.6
                              14.63
                              14.53
                              14.55
                              14.48
                              14.46
                              14.25
                              14.05
                              13.97
                              13.75
                              13.75
                              13.78
                              13.8
                              14.14
                              14.2
                              14.15
                              14.04
                              14.09
                              14.11
                              14.15
                              14.1799
                              14.01
                              13.98
                              13.88
                              13.88
                              13.99
                              13.95
                              13.91
                              13.89
                              13.85
                              13.82
                              13.83
                              13.75
                              13.74
                              13.83
                              13.84
                              13.82
                              13.88
                              13.87
                              14
                              14.01
                              13.95
                              13.98
                              13.95
                              13.92
                              13.8601
                              14
                              13.96
                              13.98
                              13.71
                              13.7
                              13.69
                              13.72
                              13.75
                              13.75
                              13.6501
                              13.7
                              13.73
                              13.87
                              13.98
                              13.95
                              14.16
                              14.16
                              14.26
                              14.32
                              14.43
                              14.54
                              14.61
                              14.64
                              14.53
                              14.58
                              14.6
                              14.68
                              14.62
                              14.71
                              14.71
                              14.87
                              14.86
                              14.92
                              14.69
                              14.8
                              14.65
                              14.69
                              14.7
                              14.77
                              14.7
                              14.65
                              14.85
                              14.82
                              14.92
                              15.04
                              14.9999
                              15.1
                              15.11
                              15.08
                              15.2
                              15.24
                              15.22
                              15.16
                              15.16
                              15.2
                              15.2
                              15.17
                              15.08
                              15.02
                              14.81
                              14.89
                              14.91
                              14.86
                              14.92
                              14.73
                              14.73
                              14.6
                              14.6
                              14.75
                              14.75
                              14.68
                              14.67
                              14.63
                              14.7
                              14.63
                              14.63
                              14.65
                              14.59
                              14.58
                              14.66
                              14.63
                              14.59
                              14.7
                              14.7
                              14.65
                              14.53
                              14.38
                              14.35
                              14.27
                              14.4
                              14.28
                              14.22
                              14.3
                              14.3
                              14.36
                              14.42
                              14.31
                              14.38
                              14.38
                              14.36
                              14.4
                              14.47
                              14.33
                              14.4
                              14.47
                              14.44
                              14.32
                              14.27
                              14.2
                              14.19
                              14.18
                              14.09
                              14.08
                              14.04
                              14.05
                              14.01
                              14.06
                              14.0101
                              14.1
                              14.06
                              14.08
                              14.1
                              14.17
                              14.1
                              14.1
                              13.95
                              13.99
                              14.06
                              14.08
                              13.8
                              13.62
                              13.77
                              13.67
                              13.62
                              13.57
                              13.52
                              13.46
                              13.44
                              13.49
                              13.4901
                              13.59
                              13.63
                              13.7
                              13.81
                              13.78
                              13.8
                              13.73
                              13.63
                              13.64
                              13.5701
                              13.55
                              13.52
                              13.52
                              13.45
                              13.5
                              13.48
                              13.62
                              13.89
                              13.9
                              13.87
                              13.81
                              13.97
                              14
                              14.11
                              14.09
                              14.2
                              14.21
                              14.2
                              14.17
                              14.2
                              14.18
                              14.03
                              14.08
                              14.11
                              14.21
                              14.14
                              14.15
                              14.19
                              14.1
                              14.04
                              14.2
                              14.24
                              14.29
                              14.38
                              14.41
                              14.27
                              14.29
                              14.19
                              14.03
                              14.1
                              14.06
                              14.04
                              14.02
                              14
                              13.97
                              13.96
                              13.95
                              13.96
                              13.96
                              13.98
                              14.07
                              14.06
                              14.1
                              14.14
                              14.07
                              14.11
9/30/06                       14.11

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.11
------------------------------------
Common Share
Net Asset Value               $15.21
------------------------------------
Premium/(Discount) to NAV     -7.23%
------------------------------------
Market Yield                   4.81%
------------------------------------
Taxable-Equivalent Yield1      7.18%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $366,405
------------------------------------
Average Effective
Maturity on Securities (Years) 15.59
------------------------------------
Leverage-Adjusted Duration      8.41
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/20/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.27%         4.06%
------------------------------------
5-Year          6.89%         6.84%
------------------------------------
10-Year         5.94%         6.48%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------

Tax Obligation/Limited         31.0%
------------------------------------
U.S. Guaranteed                14.2%
------------------------------------
Education and Civic
   Organizations               13.2%
------------------------------------
Health Care                     9.9%
------------------------------------
Tax Obligation/General          8.6%
------------------------------------
Transportation                  8.4%
------------------------------------
Utilities                       7.3%
------------------------------------
Other                           7.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.2715 per share.

Nuveen Insured New York Premium Income Municipal Fund, Inc.
NNF

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          89%
U.S. Guaranteed                  11%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                           0.0665
Nov                           0.0665
Dec                            0.063
Jan                            0.063
Feb                            0.063
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.057

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      14.89
                              14.84
                              14.83
                              14.75
                              14.67
                              14.66
                              14.64
                              14.51
                              14.4
                              14.38
                              14.26
                              14.1
                              14.07
                              14.16
                              14.2
                              14.24
                              14.24
                              14
                              14.07
                              14.13
                              14.2
                              14.22
                              14.12
                              14.22
                              14.18
                              14.27
                              14.31
                              14.27
                              14.02
                              14.05
                              13.99
                              14.05
                              13.97
                              14.0401
                              14.02
                              14.07
                              14.1
                              14.16
                              14.25
                              14.2301
                              14.45
                              14.38
                              14.42
                              14.57
                              14.42
                              14.4001
                              14.6
                              14.49
                              14.29
                              14.22
                              13.8
                              13.8
                              13.8
                              13.81
                              13.8
                              13.82
                              13.81
                              13.68
                              13.8
                              13.89
                              13.93
                              14.05
                              14.08
                              14.08
                              14.18
                              14.2
                              14.26
                              14.28
                              14.37
                              14.44
                              14.33
                              14.45
                              14.42
                              14.46
                              14.42
                              14.45
                              14.39
                              14.45
                              14.44
                              14.5
                              14.45
                              14.43
                              14.4
                              14.43
                              14.44
                              14.42
                              14.39
                              14.36
                              14.37
                              14.3
                              14.36
                              14.38
                              14.3
                              14.34
                              14.45
                              14.31
                              14.38
                              14.42
                              14.45
                              14.5
                              14.65
                              14.89
                              15.05
                              15.08
                              14.99
                              14.88
                              14.85
                              14.87
                              14.8
                              14.83
                              14.81
                              14.82
                              14.85
                              14.76
                              14.9
                              14.8
                              14.79
                              14.79
                              14.52
                              14.7
                              14.52
                              14.531
                              14.48
                              14.45
                              14.25
                              14.32
                              14.26
                              14.38
                              14.25
                              14.18
                              14.01
                              14.08
                              13.9601
                              13.84
                              13.91
                              13.81
                              13.83
                              13.93
                              13.91
                              13.99
                              14.06
                              14.04
                              14
                              14
                              13.96
                              13.96
                              14.23
                              14.24
                              14.24
                              14.34
                              14.24
                              14.22
                              14.23
                              14.3
                              13.8
                              13.7
                              13.82
                              13.84
                              13.76
                              13.75
                              13.7401
                              13.7
                              13.74
                              13.73
                              13.82
                              13.77
                              13.94
                              13.95
                              14.1
                              14.26
                              14.27
                              14.14
                              14.15
                              14.05
                              14.1
                              14.11
                              14.04
                              13.87
                              14.1
                              14.01
                              13.91
                              13.95
                              13.83
                              13.75
                              13.83
                              13.82
                              13.86
                              13.8399
                              13.88
                              13.85
                              14
                              13.9
                              13.9
                              13.88
                              13.92
                              14.11
                              14.05
                              14.05
                              13.94
                              13.82
                              13.79
                              13.8
                              13.73
                              13.74
                              13.86
                              14
                              14.07
                              14.18
                              14.25
                              14.27
                              14.43
                              14.4
                              14.4
                              14.5
                              14.58
                              14.46
                              14.68
                              14.71
                              14.64
                              14.75
                              14.8
                              14.77
                              14.65
                              14.72
                              14.84
                              14.74
                              14.7
                              14.7301
                              14.72
                              14.6501
                              14.71
                              14.75
                              14.84
                              14.84
                              14.71
                              14.57
                              14.57
                              14.59
                              14.47
                              14.48
                              14.4
                              14.35
                              14.31
                              14.32
                              14.28
                              14.3
                              14.35
                              14.4
                              14.34
                              14.44
                              14.42
                              14.35
                              14.26
9/30/06                       14.26


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.26
------------------------------------
Common Share
Net Asset Value               $15.31
------------------------------------
Premium/(Discount) to NAV     -6.86%
------------------------------------
Market Yield                   4.80%
------------------------------------
Taxable-Equivalent Yield1      7.16%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $127,546
------------------------------------
Average Effective
Maturity on Securities (Years) 15.73
------------------------------------
Leverage-Adjusted Duration      8.15
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.30%         3.96%
------------------------------------
5-Year          6.18%         6.43%
------------------------------------
10-Year         6.63%         6.80%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------

Tax Obligation/Limited         32.3%
------------------------------------
Health Care                    14.2%
------------------------------------
Education and Civic
   Organizations               13.8%
------------------------------------
U.S. Guaranteed                10.9%
------------------------------------
Transportation                  7.7%
------------------------------------
Tax Obligation/General          6.9%
------------------------------------
Water and Sewer                 6.5%
------------------------------------
Other                           7.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.3294 per share.

Nuveen Insured New York Dividend Advantage Municipal Fund
NKO

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          82%
U.S. Guaranteed                   8%
FHA/FNMA/GNMA Guaranteed          2%
AA (Uninsured)                    3%
BBB (Uninsured)                   5%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                            0.068
Nov                            0.068
Dec                            0.068
Jan                            0.068
Feb                            0.068
Mar                           0.0645
Apr                           0.0645
May                           0.0645
Jun                           0.0615
Jul                           0.0615
Aug                           0.0615
Sep                           0.0615

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      14.57
                              14.51
                              14.49
                              14.49
                              14.43
                              14.41
                              14.44
                              14.35
                              14.23
                              14.26
                              14.12
                              14
                              14.08
                              14.04
                              14.1
                              14.13
                              14.2
                              14.19
                              14.15
                              14.2
                              14.3
                              14.28
                              14.12
                              14.3
                              14.28
                              14.29
                              14.36
                              14.4
                              14.38
                              14.62
                              14.2
                              14.07
                              14.07
                              14
                              14.06
                              14.05
                              14.04
                              14.09
                              14.1099
                              14.1
                              14.36
                              14.34
                              14.21
                              14.38
                              14.36
                              14.23
                              14.15
                              14.21
                              14.27
                              14.3
                              14.17
                              14.52
                              14.45
                              14.72
                              14.82
                              14.78
                              14.85
                              14.86
                              15.19
                              14.9
                              15.19
                              15.25
                              15.32
                              15.32
                              15.3
                              15.49
                              15.5
                              15.47
                              15.37
                              15.22
                              14.94
                              14.95
                              14.95
                              15.08
                              14.92
                              15.15
                              14.97
                              15.3
                              15.03
                              15.12
                              15.02
                              15.2
                              15.05
                              14.83
                              14.84
                              14.83
                              15.1
                              15.05
                              15.25
                              15.15
                              15.18
                              15.17
                              15.25
                              15.28
                              15.29
                              15.27
                              15.29
                              15.19
                              15.3
                              15.11
                              15.21
                              15.03
                              15.05
                              15.26
                              15.22
                              14.93
                              15.05
                              15
                              15
                              14.88
                              15.03
                              15
                              15
                              14.88
                              15.05
                              14.9
                              15.15
                              15.15
                              14.98
                              15.07
                              15.17
                              15.019
                              15
                              15.03
                              14.9
                              15.17
                              15.23
                              15.22
                              15.13
                              14.99
                              14.95
                              14.51
                              14.47
                              14.47
                              14.5
                              14.54
                              14.53
                              14.49
                              14.38
                              14.45
                              14.45
                              14.26
                              14.3689
                              14.25
                              14.42
                              14.42
                              14.32
                              14.32
                              14.3
                              14.35
                              14.48
                              14.4
                              14.7
                              14.73
                              14.4
                              14.17
                              14.2
                              14.26
                              14.15
                              14.03
                              14
                              14.14
                              14.19
                              14.01
                              14.32
                              14.3
                              14.3
                              14.5
                              14.56
                              14.6
                              14.65
                              14.28
                              14.2
                              14.25
                              14.2
                              14.37
                              14.19
                              14
                              14.03
                              14.03
                              14
                              14.25
                              14.36
                              14.15
                              14.35
                              14.04
                              13.95
                              13.84
                              13.96
                              13.8
                              14.04
                              13.99
                              13.97
                              14.25
                              14.1285
                              14.51
                              14.2
                              14.07
                              14.2199
                              14.4
                              14.52
                              14.3
                              14.21
                              14.28
                              14.3
                              14.34
                              14.44
                              14.68
                              14.85
                              14.8
                              14.78
                              14.84
                              15.04
                              15.27
                              15.14
                              14.8
                              14.7399
                              14.61
                              14.51
                              14.53
                              15
                              14.71
                              14.64
                              14.46
                              14.47
                              14.49
                              14.6
                              14.65
                              14.77
                              14.74
                              14.67
                              14.7
                              14.61
                              14.7
                              14.53
                              14.3
                              14.34
                              14.46
                              14.42
                              14.52
                              14.58
                              14.53
                              14.37
                              14.3
                              14.26
                              14.45
                              14.4
                              14.6
                              14.7
                              14.84
                              14.82
                              14.6
                              14.85
9/30/06                       14.85

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.85
------------------------------------
Common Share
Net Asset Value               $15.34
------------------------------------
Premium/(Discount) to NAV     -3.19%
------------------------------------
Market Yield                   4.97%
------------------------------------
Taxable-Equivalent Yield1      7.42%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $122,078
------------------------------------
Average Effective
Maturity on Securities (Years) 17.37
------------------------------------
Leverage-Adjusted Duration      7.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.92%         4.29%
------------------------------------
Since
Inception       6.40%         7.98%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         24.9%
------------------------------------
Health Care                    16.7%
------------------------------------
Utilities                      12.8%
------------------------------------
Education and Civic
   Organizations               10.1%
------------------------------------
Tax Obligation/General         10.0%
------------------------------------
Transportation                  8.4%
------------------------------------
U.S. Guaranteed                 8.1%
------------------------------------
Other                           9.0%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1863 per share.

Nuveen Insured New York Tax-Free Advantage Municipal Fund
NRK

Performance
      OVERVIEW As of September 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
Insured                          71%
U.S. Guaranteed                  18%
FHA/FNMA/GNMA Guaranteed          2%
AA (Uninsured)                    4%
A (Uninsured)                     1%
BBB (Uninsured)                   4%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/01/05                      13.99
                              13.94
                              14.04
                              14.04
                              13.96
                              13.91
                              13.95
                              13.85
                              13.61
                              13.61
                              13.45
                              13.3
                              13.28
                              13.35
                              13.37
                              13.4
                              13.4
                              13.36
                              13.5
                              13.3
                              13.3
                              13.29
                              13.38
                              13.5
                              13.33
                              13.22
                              13.41
                              13.4
                              13.35
                              13.35
                              13.13
                              13.05
                              12.93
                              12.92
                              12.98
                              13
                              12.97
                              13.01
                              12.99
                              12.97
                              13.18
                              13.19
                              13.2
                              13.07
                              13
                              13.0301
                              13.04
                              13.03
                              13.09
                              13.05
                              12.95
                              12.88
                              12.9
                              13.03
                              12.97
                              13.06
                              12.99
                              13.02
                              13.14
                              13.09
                              13.27
                              13.35
                              13.35
                              13.35
                              13.47
                              13.52
                              13.72
                              13.71
                              13.72
                              13.84
                              13.78
                              13.85
                              13.82
                              13.82
                              13.8
                              13.67
                              13.5
                              13.65
                              13.9
                              13.89
                              13.81
                              13.7
                              13.7
                              13.75
                              13.82
                              13.75
                              13.6
                              13.45
                              13.45
                              13.51
                              13.61
                              13.74
                              13.74
                              13.65
                              13.82
                              13.74
                              13.79
                              13.82
                              13.97
                              14.05
                              14.03
                              14
                              14.16
                              14.1
                              14.08
                              13.82
                              13.6701
                              13.51
                              13.8
                              13.9
                              13.9
                              13.75
                              13.91
                              13.91
                              13.98
                              13.95
                              13.9
                              13.9
                              13.9
                              13.9
                              14.13
                              13.94
                              13.88
                              13.9
                              13.91
                              14
                              14.04
                              13.99
                              13.73
                              13.68
                              13.51
                              13.58
                              14
                              13.94
                              13.94
                              13.94
                              13.61
                              13.69
                              13.5
                              13.48
                              13.38
                              13.42
                              13.46
                              13.51
                              13.79
                              13.79
                              13.79
                              13.75
                              13.66
                              13.75
                              13.75
                              13.6
                              13.6
                              13.6399
                              13.33
                              13.62
                              13.64
                              13.52
                              13.26
                              13.3476
                              13.26
                              13.33
                              13.35
                              13.2
                              13.17
                              13.2
                              13.35
                              13.35
                              13.69
                              13.66
                              13.72
                              13.49
                              13.45
                              13.44
                              13.43
                              13.41
                              13.23
                              13.32
                              13.55
                              13.69
                              13.69
                              13.41
                              13.41
                              13.4
                              13.37
                              13.23
                              13.09
                              13.2
                              13.15
                              13.13
                              13.31
                              13.31
                              13.31
                              13.31
                              13.17
                              13.48
                              13.54
                              13.54
                              13.35
                              13.32
                              13.08
                              13.21
                              13.19
                              13.36
                              13.4
                              13.33
                              13.25
                              13.37
                              13.4
                              13.48
                              13.49
                              13.54
                              13.77
                              13.76
                              13.9
                              13.93
                              13.92
                              13.82
                              13.85
                              13.77
                              13.82
                              13.8
                              13.8
                              13.9
                              14
                              13.98
                              13.98
                              14
                              13.91
                              14.04
                              14
                              13.98
                              13.95
                              13.99
                              13.9
                              13.74
                              13.74
                              13.74
                              13.88
                              13.88
                              13.75
                              13.8
                              13.87
                              13.67
                              13.62
                              13.72
                              13.8091
                              13.82
                              13.9
                              13.94
                              14.03
                              13.97
                              14.08
9/30/06                       14.08

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.08
------------------------------------
Common Share
Net Asset Value               $14.92
------------------------------------
Premium/(Discount) to NAV     -5.63%
------------------------------------
Market Yield                   4.64%
------------------------------------
Taxable-Equivalent Yield1      6.93%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $52,425
------------------------------------
Average Effective
Maturity on Securities (Years) 14.92
------------------------------------
Leverage-Adjusted Duration      8.14
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.79%         4.38%
------------------------------------
Since
Inception       3.98%         6.55%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         28.2%
------------------------------------
U.S. Guaranteed                18.0%
------------------------------------
Health Care                    15.2%
------------------------------------
Education and Civic
   Organizations               13.5%
------------------------------------
Utilities                       8.5%
------------------------------------
Tax Obligation/General          5.8%
------------------------------------
Transportation                  5.5%
------------------------------------
Other                           5.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0254 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund (the Funds) as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund at September 30, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
November 10, 2006

                        Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.5% (8.2% OF TOTAL INVESTMENTS)

$       3,500   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA     $    3,641,190
                 Bonds, Culinary Institute of America, Series 1999,
                 5.000%, 7/01/22 - MBIA Insured

        1,200   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA          1,292,196
                 Bonds, Cooper Union, Series 1999, 6.250%, 7/01/29 -
                 MBIA Insured

        6,500   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          6,710,210
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 100.00         AAA          2,109,200
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/18 -
                 AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          3,274,590
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,150   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00         Aaa          1,226,728
                 Canisius College, Series 2005, 5.000%, 7/01/21 - MBIA Insured

        1,765   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA          2,031,850
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          575    5.250%, 7/01/20 - AMBAC Insured                                        No Opt. Call         Aaa            654,040
          460    5.250%, 7/01/21 - AMBAC Insured                                        No Opt. Call         Aaa            524,970

        4,500   Dormitory Authority of the State of New York, State and Local         7/15 at 100.00         AAA          4,860,450
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2005A, 5.000%, 7/01/19 - FGIC Insured

        1,250   New York City Industrial Development Agency, New York, Civic            No Opt. Call         AAA          1,356,650
                 Facility Revenue Bonds, USTA National Tennis Center Inc.,
                 Series 2004, 5.000%, 11/15/13 - FSA Insured

        2,625   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA          2,785,991
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

                New York City Industrial Development Authority, New York,
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          890    5.000%, 3/01/31 - FGIC Insured                                       9/16 at 100.00         AAA            946,150
        1,125    5.000%, 3/01/36 - FGIC Insured                                       9/16 at 100.00         AAA          1,192,219
          890    5.000%, 1/01/39 - AMBAC Insured                                      1/17 at 100.00         AAA            941,549

------------------------------------------------------------------------------------------------------------------------------------
       31,430   Total Education and Civic Organizations                                                                  33,547,983
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.7% (15.6% OF TOTAL INVESTMENTS)

          675   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            709,128
                 Mortgage Hospital Revenue Bonds, Hospital for Special
                 Surgery, Series 2005, 5.000%, 8/15/33 - MBIA Insured

                Dormitory Authority of the State of New York, FHA-Insured
                Mortgage Hospital Revenue Bonds, Montefiore Medical Center,
                Series 1999:
          785    5.250%, 8/01/19 - AMBAC Insured                                      8/09 at 101.00         AAA            822,476
        4,000    5.500%, 8/01/38 - AMBAC Insured                                      8/09 at 101.00         AAA          4,221,520

        7,080   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          7,178,837
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        2,575   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          2,713,896
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        3,535   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          3,758,872
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        1,500   Dormitory Authority of the State of New York, Hospital Revenue        7/09 at 101.00         AAA          1,586,415
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 -
                 MBIA Insured


                                       19

                        Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       8,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00         AAA     $    8,452,239
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        6,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA          6,430,620
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

        4,065   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          4,440,565
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        3,280   Dormitory Authority of the State of New York, Revenue Bonds,         11/08 at 101.00         AAA          3,390,536
                 North Shore Health System Obligated Group, Series 1998,
                 5.000%, 11/01/23 - MBIA Insured

        8,525   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          9,066,081
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/26 - AMBAC Insured

        3,135   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          3,230,837
                 Insured Revenue Bonds, Southside Hospital, Series 1998,
                 5.000%, 2/15/25 - MBIA Insured

        2,000   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA          2,080,680
                 Health System Revenue Bonds, Series 1999A, 5.125%, 2/15/14 -
                 AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        3,150    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          3,384,266
        2,100    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          2,256,177

------------------------------------------------------------------------------------------------------------------------------------
       60,405   Total Health Care                                                                                        63,723,145
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.9% (3.2% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,230    5.000%, 7/01/14 - FGIC Insured                                         No Opt. Call         AAA          1,333,000
        1,230    5.000%, 7/01/16 - FGIC Insured                                       7/15 at 100.00         AAA          1,334,698
        5,740    7/01/25 - FGIC Insured                                               7/15 at 100.00         AAA          6,122,973

           35   New York State Housing Finance Agency, FHA-Insured                    2/07 at 100.00         AAA             35,055
                 Multifamily Housing Mortgage Revenue Bonds, Series 1994B,
                 6.250%, 8/15/14 - AMBAC Insured

                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
        1,570    6.100%, 11/01/15 - FSA Insured                                      11/06 at 102.00         AAA          1,604,242
        2,655    6.125%, 11/01/20 - FSA Insured                                      11/06 at 102.00         AAA          2,713,410

------------------------------------------------------------------------------------------------------------------------------------
       12,460   Total Housing/Multifamily                                                                                13,143,378
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.5% (1.1% OF TOTAL INVESTMENTS)

        3,000   Castle Rest Residential Healthcare Facility, Syracuse, New York,      8/07 at 102.00         AAA          3,075,150
                 FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37

        1,185   East Rochester Housing Authority, New York, FHA-Insured               8/07 at 102.00         AAA          1,228,809
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1997A, 5.750%, 8/01/37 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,185   Total Long-Term Care                                                                                      4,303,959
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 13.4% (8.8% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, School Districts       10/15 at 100.00         AAA          3,168,060
                 Revenue Bond Financing Program, Peekskill City School
                 District, Series 2005D, 5.000%, 10/01/33 - MBIA Insured

        1,200   Erie County, New York, General Obligation Bonds, Series 2003A,        3/13 at 100.00         Aaa          1,303,920
                 5.250%, 3/15/16 - FGIC Insured

          635   Erie County, New York, General Obligation Bonds, Series 2004B,          No Opt. Call         Aaa            694,900
                 5.250%, 4/01/13 - MBIA Insured

        2,000   Hempstead Town, New York, General Obligation Bonds,                   1/11 at 101.00         Aaa          2,147,280
                 Series 2001A, 5.250%, 1/15/14 - MBIA Insured

          700   Jericho Union Free School District, Nassau County, New York,          8/09 at 101.00         Aaa            744,821
                 General Obligation Bonds, Series 2000, 5.600%, 8/01/18 -
                 MBIA Insured

        1,000   Monroe County, New York, General Obligation Public Improvement        3/12 at 100.00         AAA          1,068,380
                 Bonds, Series 2002, 5.000%, 3/01/16 - FGIC Insured


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
$       3,000    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA     $    3,220,500
        2,300    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          2,467,394

        2,300   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00         AAA          2,472,040
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

        4,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          4,306,280
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

                Oneida County, New York, General Obligation Public
                Improvement Bonds, Series 2000:
          500    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            530,835
          500    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            530,835

                Pavilion Central School District, Genesee County, New York,
                General Obligation Bonds, Series 2005:
        1,650    5.000%, 6/15/16 - FSA Insured                                        6/15 at 100.00         AAA          1,797,626
        1,815    5.000%, 6/15/18 - FSA Insured                                        6/15 at 100.00         AAA          1,966,734

        1,145   Three Village Central School District, Brookhaven and                   No Opt. Call         Aaa          1,264,962
                 Smithtown, Suffolk County, New York, General Obligation
                 Bonds, Series 2005, 5.000%, 6/01/18 - FGIC Insured

        1,620   West Islip Union Free School District, Suffolk County,               10/15 at 100.00         Aaa          1,768,376
                 New York, General Obligation Bonds, Series 2005,
                 5.000%, 10/01/16 - FSA Insured

        6,110   Yonkers, New York, General Obligation Bonds, Series 2005A,            8/15 at 100.00         AAA          6,614,258
                 5.000%, 8/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       33,475   Total Tax Obligation/General                                                                             36,067,201
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 49.1% (32.4% OF TOTAL INVESTMENTS)

        1,275   Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue       9/15 at 100.00         AAA          1,371,326
                 State Aid Secured Bonds, Series 2005A, 5.000%, 9/01/20 -
                 MBIA Insured

        2,250   Dormitory Authority of the State of New York, 853 Schools             7/08 at 101.00         AAA          2,322,765
                 Program Insured Revenue Bonds, St. Anne Institute, Issue 2,
                 Series 1998E, 5.000%, 7/01/18 - AMBAC Insured

                Dormitory Authority of the State of New York, Department of
                Health Revenue Bonds, Series 2005A:
        1,575    5.250%, 7/01/24 - CIFG Insured                                       7/15 at 100.00         AAA          1,712,450
          500    5.000%, 7/01/25 - CIFG Insured                                       7/15 at 100.00         AAA            528,835

           75   Dormitory Authority of the State of New York, Improvement             2/08 at 100.00         AAA             76,595
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1996B, 5.375%, 2/15/26 - MBIA Insured

           40   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA             41,129
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 8/15/22 - MBIA Insured

           75   Dormitory Authority of the State of New York, Improvement               No Opt. Call         AAA             80,924
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.875%, 2/15/16 - FSA Insured

          100   Dormitory Authority of the State of New York, Improvement             8/11 at 100.00         AAA            107,846
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2001B, 5.500%, 8/15/19 - MBIA Insured

        1,340   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA          1,426,819
                 Bonds, 853 Schools Program - Anderson School, Series 1999E,
                 Issue 2, 5.750%, 7/01/19 - AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA          2,129,580
                 Bonds, Special Act School District Program, Series 1999,
                 5.750%, 7/01/19 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue           8/11 at 100.00         AAA          1,063,960
                 Bonds, Nassau County Board of Cooperative Educational
                 Services, Series 2001A, 5.250%, 8/15/21 - FSA Insured

        1,500   Dormitory Authority of the State of New York, Lease Revenue           8/14 at 100.00         AAA          1,584,345
                 Bonds, Wayne-Finger Lakes Board of Cooperative Education
                 Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

        2,410   Dormitory Authority of the State of New York, Revenue Bonds,          7/14 at 100.00         AAA          2,584,147
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

        1,270   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,338,783
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
        2,120    5.000%, 2/15/15 - FGIC Insured                                         No Opt. Call         AAA          2,306,221
        1,200    5.000%, 8/15/23 - FGIC Insured                                       2/15 at 100.00         AAA          1,277,184


                                       21

                        Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       4,600   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA     $    4,965,378
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

          375   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            401,550
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series 2003:
        1,000    5.750%, 5/01/20 - FSA Insured                                        5/12 at 100.00         AAA          1,104,470
        1,200    5.750%, 5/01/22 - FSA Insured                                        5/12 at 100.00         AAA          1,321,860

        1,290   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA          1,456,255
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

        6,000   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          6,423,960
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

        3,760   Metropolitan Transportation Authority, New York, Dedicated           11/16 at 100.00         AAA          4,001,091
                 Tax Fund Bonds, Series 2006, 5.000%, 11/15/31 - MBIA Insured

        2,760   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          3,020,489
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        4,500    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          5,285,700
        1,250    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          1,367,975
        2,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          2,188,760
        2,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          2,117,300
        4,095    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          4,285,622

        4,820   Nassau County Interim Finance Authority, New York, Sales                No Opt. Call         AAA          5,306,338
                 and Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 -
                 AMBAC Insured

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        2,115    5.000%, 11/15/18 - AMBAC Insured                                    11/13 at 100.00         AAA          2,274,133
        1,305    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA          1,365,539
        1,305    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA          1,362,237

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,500    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,599,630
        2,200    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          2,343,000
        1,600    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA          1,701,744
        5,370    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          5,685,004
        1,500    5.000%, 10/15/32 - AMBAC Insured                                    10/14 at 100.00         AAA          1,581,690

        2,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          2,159,720
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/20 - AMBAC Insured

        1,660   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,786,625
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        2,000   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,137,820
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        3,910   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          4,133,535
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation,
                Hotel Unit Fee Revenue Bonds, Series 2005:
        2,100    5.000%, 11/15/30 - AMBAC Insured                                    11/15 at 100.00         AAA          2,222,094
        5,200    5.000%, 11/15/44 - AMBAC Insured                                    11/15 at 100.00         AAA          5,436,964

        2,265   New York State Environmental Facilities Corporation,                  4/07 at 100.00         AAA          2,281,580
                 Special Obligation Revenue Refunding Bonds, Riverbank
                 State Park, Series 1996, 5.125%, 4/01/22 - AMBAC Insured

        3,000   New York State Local Government Assistance Corporation,                 No Opt. Call         AAA          3,346,860
                 Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

        1,750   New York State Local Government Assistance Corporation,               4/08 at 101.00         AAA          1,794,975
                 Revenue Bonds, Series 1997B, 4.875%, 4/01/20 - MBIA Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       7,350   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA     $    8,554,591
                 Trust Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

        1,750   New York State Thruway Authority, State Personal Income               9/14 at 100.00         AAA          1,859,078
                 Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        6,300    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          6,793,164
        1,000    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 100.00         AAA          1,075,850
        4,500    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          4,833,090

        1,000   Niagara Falls City School District, Niagara County, New York,         6/15 at 100.00         AAA          1,053,690
                 Certificates of Participation, High School Facility, Series 2005,
                 5.000%, 6/15/28 - FSA Insured

        1,435   Suffolk County Industrial Development Agency, New York,              10/10 at 102.00         Aaa          1,585,288
                 Revenue Bonds, Hampton Bays Public  Library, Series 1999A,
                 6.000%, 10/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      122,495   Total Tax Obligation/Limited                                                                            132,167,558
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 17.3% (11.4% OF TOTAL INVESTMENTS)

        2,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          2,199,700
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.500%, 11/15/19 - AMBAC Insured

        3,390   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          3,578,552
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        1,500    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA          1,589,880
        4,700    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          4,971,049

        2,300   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          2,416,012
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        2,080    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA          2,256,322
        2,625    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          2,797,436
        1,475    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA          1,567,468

        5,025   Port Authority of New York and New Jersey, Special Project           12/07 at 100.00         AAA          5,139,218
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)

                Puerto Rico Ports Authority, Revenue Bonds, Series 1991D:
        4,815    7.000%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)             1/07 at 100.00         AAA          4,889,921
       11,500    6.000%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)             1/07 at 100.00         AAA         11,618,909

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            913,146
        2,300    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,485,909

------------------------------------------------------------------------------------------------------------------------------------
       44,490   Total Transportation                                                                                     46,423,522
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.6% (9.6% OF TOTAL INVESTMENTS) (4)

        3,655   Buffalo Municipal Water Finance Authority, New York, Water            7/09 at 101.00         AAA          3,928,540
                 System Revenue Bonds, Series 1999, 6.000%, 7/01/29
                 (Pre-refunded 7/01/09) - FSA Insured

           70   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA             71,985
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 8/15/22 (Pre-refunded 2/15/07) -
                 MBIA Insured

        3,000   Dormitory Authority of the State of New York, Insured Revenue         7/09 at 101.00         AAA          3,205,800
                 Bonds, New Island Hospital, Series 1999A,
                 5.750%, 7/01/19 (Pre-refunded 7/01/09) - AMBAC Insured

          965   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          1,144,895
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 - BIGI Insured (ETM)

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA          1,081,790
                 State Personal Income Tax, Series 2003A, 5.000%, 3/15/32
                 (Pre-refunded 3/15/13) - FGIC Insured

        3,405   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA          3,528,602
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured


                                       23

                        Nuveen New York Investment Quality Municipal Fund, Inc. (NQN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (4) (continued)

$       2,210   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA     $    2,276,853
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured (ETM)

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1998A:
        5,090    5.000%, 4/01/23 (Pre-refunded 10/01/15) - FGIC Insured              10/15 at 100.00         AAA          5,582,661
        7,600    4.750%, 4/01/28 (Pre-refunded 10/01/15) - FGIC Insured              10/15 at 100.00         AAA          8,167,263

        1,000   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          1,092,620
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded
                 10/01/14) - FSA Insured

        5,030   New York City Trust for Cultural Resources, New York, Revenue         7/19 at 100.00         AAA          5,359,314
                 Bonds, American Museum of Natural History, Series 1999A,
                 5.750%, 7/01/29 (Pre-refunded 7/01/19) - AMBAC Insured

        3,500   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          3,792,460
                 Fund Bonds, Series 2002A, 5.250%, 4/01/17 (Pre-refunded
                 4/01/12) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,525   Total U.S. Guaranteed                                                                                    39,232,783
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.8% (5.8% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          2,614,025
        2,500    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,654,350

        2,620   Long Island Power Authority, New York, Electric System General        9/13 at 100.00         AAA          2,811,679
                 Revenue Bonds, Series 2003C, 5.000%, 9/01/16 - CIFG Insured

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        4,540    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          4,872,691
        6,160    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA          6,585,964

        2,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          2,115,540
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                 Corporation, Series 1998A, 5.950%, 9/01/33 - MBIA Insured
                 (Alternative Minimum Tax)

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
        1,140    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA          1,238,770
          760    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            822,806

------------------------------------------------------------------------------------------------------------------------------------
       22,220   Total Utilities                                                                                          23,715,825
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 5.9% (3.9% OF TOTAL INVESTMENTS)

        1,660   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,814,679
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          2,114,180
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.250%, 6/15/33 - FGIC Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/14 at 100.00         AAA          1,048,480
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       5,030   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA     $    5,349,053
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/27 - MBIA Insured

        5,200   Suffolk County Water Authority, New York, Waterworks Revenue          6/15 at 100.00         AAA          5,520,840
                 Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,890   Total Water and Sewer                                                                                    15,847,232
------------------------------------------------------------------------------------------------------------------------------------
$     382,575   Total Investments (cost $390,511,063) - 151.7%                                                          408,172,586
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      4,813,117
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.5)%                                                       (144,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 268,985,703
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.2% (8.0% OF TOTAL INVESTMENTS)

$         500   Amherst Industrial Development Agency, New York, Revenue              8/10 at 102.00         AAA     $      543,845
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Lakeside Cottage Project, Series 2000B,
                 5.625%, 8/01/20 - AMBAC Insured

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
        1,315    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA          1,430,312
          610    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            665,162

        2,500   Dormitory Authority of the State of New York, General                   No Opt. Call         AAA          3,023,875
                 Revenue Bonds, New York University, Series 2001-1,
                 5.500%, 7/01/40 - AMBAC Insured

        1,015   Dormitory Authority of the State of New York, Insured Revenue         1/07 at 100.00         AAA          1,017,923
                 Bonds, Fordham University, Series 1990, 7.200%, 7/01/15 -
                 AMBAC Insured

          695   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA            739,376
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/18 -
                 FGIC Insured

        4,340   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         Aaa          4,480,356
                 Bonds, Ithaca College, Series 1998, 5.000%, 7/01/21 -
                 AMBAC Insured

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, New York University, Series 2001-2:
        1,350    5.500%, 7/01/18 - AMBAC Insured                                      7/11 at 100.00         AAA          1,457,136
          800    5.500%, 7/01/20 - AMBAC Insured                                      7/11 at 100.00         AAA            863,488
          600    5.500%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00         AAA            647,616

        2,125   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 100.00         AAA          2,241,025
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/19 -
                 AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          2,183,060
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Canisius College, Series 2000:
        1,000    5.100%, 7/01/20 - MBIA Insured                                       7/11 at 101.00         AAA          1,067,300
        2,875    5.250%, 7/01/30 - MBIA Insured                                       7/11 at 101.00         AAA          3,066,648

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA          2,302,380
                 City University of New York, Series 2005A,
                 5.500%, 7/01/18 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          775    5.250%, 7/01/20 - AMBAC Insured                                        No Opt. Call         Aaa            881,531
          620    5.250%, 7/01/21 - AMBAC Insured                                        No Opt. Call         Aaa            707,569

        1,000   Nassau County Industrial Development Agency, New York,                7/08 at 102.00         AAA          1,039,380
                 Revenue Refunding Bonds, Hofstra University, Series 1998,
                 5.000%, 7/01/23 - MBIA Insured

        7,250   New York City Industrial Development Agency, New York,                1/09 at 101.00         AAA          7,447,780
                 Civic Facility Revenue Bonds, Horace Mann School,
                 Series 1998, 5.000%, 7/01/28 - MBIA Insured

        1,365   New York City Industrial Development Agency, New York,                  No Opt. Call         AAA          1,481,462
                 Civic Facility Revenue Bonds, USTA National Tennis Center
                 Inc., Series 2004, 5.000%, 11/15/13 - FSA Insured

        2,750   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA          2,918,658
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

                New York City Industrial Development Authority, New York,
                Revenue Bonds, Yankee Stadium Project, Series 2006:
        1,195    5.000%, 3/01/31 - FGIC Insured                                       9/16 at 100.00         AAA          1,270,393
        1,350    5.000%, 3/01/36 - FGIC Insured                                       9/16 at 100.00         AAA          1,430,662
        1,195    5.000%, 1/01/39 - AMBAC Insured                                      1/17 at 100.00         AAA          1,264,214

------------------------------------------------------------------------------------------------------------------------------------
       41,225   Total Education and Civic Organizations                                                                  44,171,151
------------------------------------------------------------------------------------------------------------------------------------


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 18.0% (11.9% OF TOTAL INVESTMENTS)

$         740   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA     $      777,414
                 Mortgage Hospital Revenue Bonds, Hospital for Special
                 Surgery, Series 2005, 5.000%, 8/15/33 - MBIA Insured

        5,995   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 103.00         AAA          6,182,524
                 Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals,
                 Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        5,730   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA          6,047,327
                 Mortgage Hospital Revenue Bonds, Montefiore Medical
                 Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          3,041,880
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        2,655   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          2,798,211
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        6,500   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 102.00         AAA          6,767,020
                 Mortgage Revenue Refunding Bonds, United Health Services,
                 Series 1997, 5.375%, 8/01/27 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,063,330
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        6,430   Dormitory Authority of the State of New York, Hospital Revenue        7/09 at 101.00         AAA          6,796,960
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 -
                 MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Memorial Sloan-Kettering Cancer Center, Series 2003-1:
        2,500    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA          2,679,425
        3,210    5.000%, 7/01/22 - MBIA Insured                                       7/13 at 100.00         AAA          3,411,877

        4,065   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          4,440,565
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

       12,020   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA         12,782,908
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/26 - AMBAC Insured

        2,025   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          2,153,527
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          3,008,236
        3,065    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          3,292,944

------------------------------------------------------------------------------------------------------------------------------------
       61,735   Total Health Care                                                                                        65,244,148
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.8% (3.1% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,470    5.000%, 7/01/14 - FGIC Insured                                         No Opt. Call         AAA          1,593,098
        1,470    5.000%, 7/01/16 - FGIC Insured                                       7/15 at 100.00         AAA          1,595,126
        5,445    7/01/25 - FGIC Insured                                               7/15 at 100.00         AAA          5,808,290

        3,630   New York City Housing Development Corporation, New York,             10/06 at 105.00         AAA          3,819,250
                 Multifamily Housing Revenue Bonds, Pass-Through
                 Certificates, Series 1991C, 6.500%, 2/20/19 -
                 AMBAC Insured

                New York State Housing Finance Agency, Mortgage Revenue
                Refunding Bonds, Housing Project, Series 1996A:
          790    6.100%, 11/01/15 - FSA Insured                                      11/06 at 102.00         AAA            807,230
        3,535    6.125%, 11/01/20 - FSA Insured                                      11/06 at 102.00         AAA          3,612,770

------------------------------------------------------------------------------------------------------------------------------------
       16,340   Total Housing/Multifamily                                                                                17,235,764
------------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM CARE - 2.5% (1.6% OF TOTAL INVESTMENTS)

        2,000   Babylon Industrial Development Agency, New York, Revenue              8/09 at 101.00         AAA          2,142,480
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

        6,000   Dormitory Authority of the State of New York, FHA-Insured             8/11 at 101.00         AAA          6,368,580
                 Nursing Home Mortgage Revenue Bonds, Norwegian Christian
                 Home and Health Center, Series 2001, 5.200%, 8/01/36 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,000   Total Long-Term Care                                                                                      8,511,060
------------------------------------------------------------------------------------------------------------------------------------


                                       27

                        Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.7% (10.4% OF TOTAL INVESTMENTS)

$       1,500   Erie County, New York, General Obligation Bonds, Series 2003A,        3/13 at 100.00         Aaa     $    1,629,900
                 5.250%, 3/15/16 - FGIC Insured

          745   Erie County, New York, General Obligation Bonds, Series 2004B,          No Opt. Call         Aaa            815,276
                 5.250%, 4/01/13 - MBIA Insured

        2,000   Erie County, New York, General Obligation Bonds, Series 2005A,       12/15 at 100.00         AAA          2,173,960
                 5.000%, 12/01/18 - MBIA Insured

           45   New York City, New York, General Obligation Bonds, Fiscal             2/07 at 100.00         AAA             45,095
                 Series 1992C, 6.250%, 8/01/10 - FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998H:
        3,995    5.125%, 8/01/25 - MBIA Insured                                       8/08 at 101.00         AAA          4,123,799
        5,430    5.375%, 8/01/27 - MBIA Insured                                       8/08 at 101.00         AAA          5,636,774

        4,880   New York City, New York, General Obligation Bonds, Fiscal             4/09 at 101.00         AAA          5,016,494
                 Series 1999I, 5.000%, 4/15/29 - MBIA Insured

        3,000   New York City, New York, General Obligation Bonds, Fiscal             8/10 at 101.00         AAA          3,166,500
                 Series 2001D, 5.000%, 8/01/16 - FGIC Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        3,250    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          3,488,875
        1,650    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,770,087

        2,900   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00         AAA          3,116,920
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          5,382,850
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

                Oneida County, New York, General Obligation Public Improvement
                Bonds, Series 2000:
          100    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            106,167
          100    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            106,167

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/17 - FSA Insured                                        6/10 at 100.00         Aaa            565,262
          525    5.875%, 6/15/18 - FSA Insured                                        6/10 at 100.00         Aaa            565,262
          525    5.875%, 6/15/20 - FSA Insured                                        6/10 at 100.00         Aaa            566,396
          525    5.875%, 6/15/21 - FSA Insured                                        6/10 at 100.00         Aaa            566,396
          525    5.875%, 6/15/22 - FSA Insured                                        6/10 at 100.00         Aaa            566,396
          525    5.875%, 6/15/23 - FSA Insured                                        6/10 at 100.00         Aaa            566,396
          525    5.875%, 6/15/24 - FSA Insured                                        6/10 at 100.00         Aaa            566,396
          525    5.875%, 6/15/26 - FSA Insured                                        6/10 at 100.00         Aaa            564,412
          525    5.875%, 6/15/28 - FSA Insured                                        6/10 at 100.00         Aaa            564,412

                Rensselaer County, New York, General Obligation Bonds,
                Series 1991:
          960    6.700%, 2/15/16 - AMBAC Insured                                        No Opt. Call         AAA          1,182,374
          960    6.700%, 2/15/17 - AMBAC Insured                                        No Opt. Call         AAA          1,188,758
          960    6.700%, 2/15/18 - AMBAC Insured                                        No Opt. Call         AAA          1,202,525
          960    6.700%, 2/15/19 - AMBAC Insured                                        No Opt. Call         AAA          1,215,907
          960    6.700%, 2/15/20 - AMBAC Insured                                        No Opt. Call         AAA          1,229,578
          747    6.700%, 2/15/21 - AMBAC Insured                                        No Opt. Call         AAA            965,580

                Rochester, New York, General Obligation Bonds, Series 1999:
          735    5.250%, 10/01/20 - MBIA Insured                                        No Opt. Call         AAA            839,164
          735    5.250%, 10/01/21 - MBIA Insured                                        No Opt. Call         AAA            841,046
          730    5.250%, 10/01/22 - MBIA Insured                                        No Opt. Call         AAA            837,566
          730    5.250%, 10/01/23 - MBIA Insured                                        No Opt. Call         AAA            840,332
          730    5.250%, 10/01/24 - MBIA Insured                                        No Opt. Call         AAA            841,727
          730    5.250%, 10/01/25 - MBIA Insured                                        No Opt. Call         AAA            842,705
          725    5.250%, 10/01/26 - MBIA Insured                                        No Opt. Call         AAA            838,608

        2,190   Yonkers, New York, General Obligation Bonds, Series 2005B,            8/15 at 100.00         AAA          2,366,667
                 5.000%, 8/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       52,172   Total Tax Obligation/General                                                                             56,902,729
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 47.5% (31.3% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health
                Services Facilities, Series 1996B:
           45    5.375%, 2/15/26 - MBIA Insured                                       2/08 at 100.00         AAA             45,957
           40    5.375%, 2/15/26 - FSA Insured                                        2/08 at 100.00         AAA             40,851

           35   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA             35,988
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 8/15/22 - MBIA Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       7,145   Dormitory Authority of the State of New York, Insured                 7/09 at 101.00         AAA     $    7,607,925
                 Revenue Bonds, Special Act School District Program,
                 Series 1999, 5.750%, 7/01/19 - MBIA Insured

        3,610   Dormitory Authority of the State of New York, Revenue Bonds,          7/14 at 100.00         AAA          3,870,859
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

        2,250   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          2,371,860
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
        2,270    5.000%, 2/15/15 - FGIC Insured                                         No Opt. Call         AAA          2,469,397
        1,715    5.000%, 8/15/23 - FGIC Insured                                       2/15 at 100.00         AAA          1,825,309

        7,925   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA          8,554,483
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

        1,090   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          1,167,172
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series 2003:
        1,230    5.750%, 5/01/20 - FSA Insured                                        5/12 at 100.00         AAA          1,358,498
        1,225    5.750%, 5/01/22 - FSA Insured                                        5/12 at 100.00         AAA          1,349,399

        1,700   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA          1,919,096
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

        7,500   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          8,029,950
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

        5,015   Metropolitan Transportation Authority, New York, Dedicated           11/16 at 100.00         AAA          5,336,562
                 Tax Fund Bonds, Series 2006, 5.000%, 11/15/31 - MBIA Insured

        4,600   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          5,034,148
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,000    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          2,349,200
        3,000    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          3,283,140
        5,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          5,471,900
        2,375    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          2,514,294
        4,050    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          4,238,528

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        4,000    5.000%, 11/15/18 - AMBAC Insured                                    11/13 at 100.00         AAA          4,300,960
        1,560    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA          1,632,368
        1,560    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA          1,628,422

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,500    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,599,630
        3,640    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          3,876,600
        1,960    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA          2,084,636
        3,170    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          3,355,952
        1,500    5.000%, 10/15/32 - AMBAC Insured                                    10/14 at 100.00         AAA          1,581,690

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
        2,820    5.250%, 5/01/16 - MBIA Insured                                      11/11 at 101.00         AAA          3,049,830
        1,000    5.250%, 5/01/17 - MBIA Insured                                      11/11 at 101.00         AAA          1,079,320

        7,500   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          8,098,950
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

        3,160   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,401,045
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        2,000   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,137,820
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        3,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,700,095
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured


                                       29

                        Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York Convention Center Development Corporation, Hotel
                Unit Fee Revenue Bonds, Series 2005:
$       2,500    5.000%, 11/15/30 - AMBAC Insured                                    11/15 at 100.00         AAA     $    2,645,350
        6,000    5.000%, 11/15/44 - AMBAC Insured                                    11/15 at 100.00         AAA          6,273,420

        2,000   New York State Environmental Facilities Corporation, Special          4/07 at 100.00         AAA          2,014,640
                 Obligation Revenue Refunding Bonds, Riverbank State Park,
                 Series 1996, 5.125%, 4/01/22 - AMBAC Insured

        3,750   New York State Local Government Assistance Corporation,                 No Opt. Call         AAA          4,183,575
                 Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

        7,750   New York State Local Government Assistance Corporation,               4/08 at 101.00         AAA          7,949,175
                 Revenue Bonds, Series 1997B, 4.875%, 4/01/20 - MBIA Insured

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
          875    5.125%, 5/15/19 - AMBAC Insured                                      5/11 at 100.00         AAA            926,214
          920    5.125%, 5/15/20 - AMBAC Insured                                      5/11 at 100.00         AAA            973,848
          965    5.250%, 5/15/21 - AMBAC Insured                                      5/11 at 100.00         AAA          1,027,831
        1,015    5.250%, 5/15/22 - AMBAC Insured                                      5/11 at 100.00         AAA          1,075,991

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA          1,063,280
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/22 -
                 MBIA Insured

        8,455   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          9,840,690
                 Fund Bonds, Second Generation, Series 2005B, 5.500%, 4/01/20 -
                 AMBAC Insured

        1,000   New York State Thruway Authority, State Personal Income Tax           9/14 at 100.00         AAA          1,062,330
                 Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       11,100    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA         11,968,908
        1,000    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 100.00         AAA          1,075,850
        4,565    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          4,902,901

        4,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          4,600,680
                 Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      159,585   Total Tax Obligation/Limited                                                                            171,986,517
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.9% (7.9% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        6,000    5.500%, 11/15/18 - AMBAC Insured                                    11/12 at 100.00         AAA          6,599,100
        2,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          2,141,300

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        1,335    5.500%, 11/15/21 - MBIA Insured                                     11/12 at 100.00         AAA          1,468,300
        4,575    5.000%, 11/15/25 - MBIA Insured                                     11/12 at 100.00         AAA          4,846,984

        2,760   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          2,913,511
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured New York State

                Thruway Authority, General Revenue Bonds, Series 2005G:
        1,650    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA          1,748,868
        5,600    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          5,922,952

        2,500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          2,626,100
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

        1,675   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          1,780,006
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/31 - XLCA Insured

        7,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          7,209,650
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.750%, 10/15/26 - MBIA Insured (Alternative Minimum Tax)

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA          1,837,999
        3,800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          4,107,154
------------------------------------------------------------------------------------------------------------------------------------
       40,465   Total Transportation                                                                                     43,201,924
------------------------------------------------------------------------------------------------------------------------------------


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 20.7% (13.6% OF TOTAL INVESTMENTS) (4)

$          70   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA     $       71,985
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 8/15/22 (Pre-refunded 2/15/07) -
                 MBIA Insured

        2,095   Dormitory Authority of the State of New York, Lease Revenue           7/11 at 100.00         AAA          2,279,360
                 Bonds, State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/18 (Pre-refunded 7/01/11) - FGIC Insured

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA          1,622,685
                 State Personal Income Tax, Series 2003A, 5.000%, 3/15/32
                 (Pre-refunded 3/15/13) - FGIC Insured

        5,795   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          6,273,725
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/18 (Pre-refunded 5/15/12) - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2000A:
        1,990    0.000%, 7/01/17 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          1,755,578
        2,235    0.000%, 7/01/18 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          1,971,717
        2,495    0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          2,201,089
        1,870    0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          1,649,714

          505   Dormitory Authority of the State of New York, Suffolk County,        10/06 at 109.40    Baa1 (4)            689,471
                 Lease Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14 (ETM)

                Erie County, New York, General Obligation Bonds, Series 1999A:
          700    5.500%, 10/01/17 (Pre-refunded 10/01/09) - FGIC Insured             10/09 at 101.00         AAA            746,641
          700    5.250%, 10/01/19 (Pre-refunded 10/01/09) - FGIC Insured             10/09 at 101.00         AAA            741,685

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        5,650    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA          5,855,095
        4,000    5.250%, 12/01/26 (Pre-refunded 6/01/08) - MBIA Insured               6/08 at 101.00         AAA          4,153,280

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,000    5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured                6/11 at 101.00         Aaa          1,106,430
        1,000    5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured                6/11 at 101.00         Aaa          1,106,430

        4,695   Metropolitan Transportation Authority, New York, Commuter             7/11 at 100.00         AAA          5,057,125
                 Facilities Revenue Bonds, Series 1998A, 5.250%, 7/01/28
                 (Pre-refunded 7/01/11) - FGIC Insured

       11,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA         11,821,040
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                 (Pre-refunded 10/01/15) - FGIC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured               10/14 at 100.00         AAA          4,370,480
        3,250    5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured               10/14 at 100.00         AAA          3,551,015

        2,330   Nassau County, North Hempstead, New York, General Obligation          3/08 at 101.00         Aaa          2,393,656
                 Refunding Bonds, Series 1998B, 4.750%, 3/01/18
                 (Pre-refunded 3/01/08) - FGIC Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998A:
           10    5.000%, 8/15/27 (Pre-refunded 8/15/07) - MBIA Insured                8/07 at 101.00         AAA             10,231
           50    5.000%, 8/15/27 (Pre-refunded 8/15/07) - MBIA Insured                8/07 at 101.00         AAA             51,157

        1,075   New York City Trust for Cultural Resources, New York, Revenue         7/19 at 100.00         AAA          1,145,380
                 Bonds, American Museum of Natural History, Series 1999A,
                 5.750%, 7/01/29 (Pre-refunded 7/01/19) - AMBAC Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998H:
          155    5.125%, 8/01/25 (Pre-refunded 8/01/08) - MBIA Insured                8/08 at 101.00         AAA            160,994
           10    5.375%, 8/01/27 (Pre-refunded 8/01/08) - MBIA Insured                8/08 at 101.00         AAA             10,431

          120   New York City, New York, General Obligation Bonds, Fiscal             4/09 at 101.00         AAA            125,516
                 Series 1999I, 5.000%, 4/15/29 (Pre-refunded 4/15/09) -
                 MBIA Insured

        5,000   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          5,417,800
                 Fund Bonds, Series 2002A, 5.250%, 4/01/19 (Pre-refunded
                 4/01/12) - FSA Insured

                New York State Urban Development Corporation, Service
                Contract Revenue Bonds, Correctional Facilities, Series 2000C:
        6,000    5.125%, 1/01/23 (Pre-refunded 1/01/11) - FSA Insured                 1/11 at 100.00         AAA          6,373,500
        2,000    5.250%, 1/01/30 (Pre-refunded 1/01/11) - FSA Insured                 1/11 at 100.00         AAA          2,134,300

------------------------------------------------------------------------------------------------------------------------------------
       71,300   Total U.S. Guaranteed                                                                                    74,847,510
------------------------------------------------------------------------------------------------------------------------------------


                                       31

                        Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 12.1% (8.0% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
$       4,000    0.000%, 6/01/24 - FSA Insured                                          No Opt. Call         AAA     $    1,925,560
        4,000    0.000%, 6/01/25 - FSA Insured                                          No Opt. Call         AAA          1,847,520
       15,000    0.000%, 6/01/26 - FSA Insured                                          No Opt. Call         AAA          6,634,650
        3,000    0.000%, 6/01/27 - FSA Insured                                          No Opt. Call         AAA          1,267,890
        4,500    0.000%, 6/01/28 - FSA Insured                                          No Opt. Call         AAA          1,816,470
        3,000    0.000%, 6/01/29 - FSA Insured                                          No Opt. Call         AAA          1,156,200

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        3,000    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          3,136,830
        3,125    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          3,317,938

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        6,010    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          6,450,413
        7,735    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA          8,269,875

        6,000   New York State Energy Research and Development Authority,             9/08 at 102.00         AAA          6,346,620
                 Pollution Control Revenue Bonds, Rochester Gas and Electric
                Corporation, Series 1998A, 5.950%, 9/01/33 - MBIA Insured
                 (Alternative Minimum Tax)

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
          975    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA          1,059,474
          650    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            703,716

------------------------------------------------------------------------------------------------------------------------------------
       60,995   Total Utilities                                                                                          43,933,156
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.3% (4.2% OF TOTAL INVESTMENTS)

        1,245   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,361,009
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,225   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,334,919
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.000%, 6/15/33 - MBIA Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          5,285,450
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.250%, 6/15/33 - FGIC Insured

        5,920   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          6,295,506
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/27 - MBIA Insured

        7,100   Suffolk County Water Authority, New York, Waterworks                  6/15 at 100.00         AAA          7,538,070
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 -
                 MBIA Insured

        2,230   Upper Mohawk Valley Regional Water Finance Authority,                   No Opt. Call         Aaa          1,128,402
                 New York, Water System Revenue Bonds, Series 2000,
                 0.000%, 4/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,720   Total Water and Sewer                                                                                    22,943,356
------------------------------------------------------------------------------------------------------------------------------------
$     534,537   Total Investments (cost $516,936,353) - 151.7%                                                          548,977,315
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      5,967,535
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)%                                                       (193,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 361,944,850
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.1% (13.2% OF TOTAL INVESTMENTS)

$         500   Amherst Industrial Development Agency, New York, Revenue              8/10 at 102.00         AAA     $      543,845
                 Bonds, UBF Faculty/Student Housing Corporation, University
                 of Buffalo Lakeside Cottage Project, Series 2000B,
                 5.625%, 8/01/20 - AMBAC Insured

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
        1,065    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA          1,158,390
          610    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            665,162

        6,000   Dormitory Authority of the State of New York, Consolidated              No Opt. Call         AAA          6,583,020
                 Revenue Bonds, City University System, Series 1993A,
                 5.750%, 7/01/13 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, General Revenue           No Opt. Call         AAA          1,209,550
                 Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 -
                 AMBAC Insured

        4,625   Dormitory Authority of the State of New York, Insured Revenue         7/07 at 101.00         AAA          4,723,328
                 Bonds, Barnard College, Series 1996, 5.250%, 7/01/26 -
                 AMBAC Insured

          670   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA            712,780
                 Bonds, Fordham University, Series 2002, 5.000%, 7/01/19 -
                 FGIC Insured

        2,750   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 100.00         AAA          2,873,915
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        2,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          2,183,060
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA          2,302,380
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          800    5.250%, 7/01/20 - AMBAC Insured                                        No Opt. Call         Aaa            909,968
          640    5.250%, 7/01/21 - AMBAC Insured                                        No Opt. Call         Aaa            730,394

        1,915   Dormitory Authority of the State of New York, Second General            No Opt. Call         AAA          2,197,424
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        4,000   Dormitory Authority of the State of New York, State University          No Opt. Call         AAA          4,644,120
                 Educational Facilities Revenue Bonds, 1989 Resolution,
                 Series 2000C, 5.750%, 5/15/16 - FSA Insured

        2,000   Dormitory Authority of the State of New York, Third General           7/08 at 102.00         AAA          2,073,200
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1998-1, 5.000%, 7/01/26 - FGIC Insured

        6,415   Nassau County Industrial Development Agency, New York,                7/08 at 102.00         AAA          6,667,623
                 Revenue Refunding Bonds, Hofstra University, Series 1998,
                 5.000%, 7/01/23 - MBIA Insured

        4,775   New York City Industrial Development Agency, New York,                6/07 at 102.00         AAA          4,915,146
                 Civic Facility Revenue Bonds, Trinity Episcopal School,
                 Series 1997, 5.250%, 6/15/27 - MBIA Insured

        1,385   New York City Industrial Development Agency, New York,                  No Opt. Call         AAA          1,503,168
                 Civic Facility Revenue Bonds, USTA National Tennis Center
                 Inc., Series 2004, 5.000%, 11/15/13 - FSA Insured

        2,750   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA          2,918,658
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

                New York City Industrial Development Authority, New York,
                Revenue Bonds, Yankee Stadium Project, Series 2006:
        1,215    5.000%, 3/01/31 - FGIC Insured                                       9/16 at 100.00         AAA          1,291,654
        1,350    5.000%, 3/01/36 - FGIC Insured                                       9/16 at 100.00         AAA          1,430,662
        1,215    5.000%, 1/01/39 - AMBAC Insured                                      1/17 at 100.00         AAA          1,285,373

       13,500   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA         13,766,084
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/27 - MBIA Insured


                                       33

                        Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       6,250   New York City Trust for Cultural Resources, New York, Revenue         1/07 at 102.00         AAA     $    6,403,562
                 Refunding Bonds, Museum of Modern Art, Series 1996A,
                 5.500%, 1/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       69,430   Total Education and Civic Organizations                                                                  73,692,466
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.1% (9.9% OF TOTAL INVESTMENTS)

          750   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            787,920
                 Mortgage Hospital Revenue Bonds, Hospital for Special
                 Surgery, Series 2005, 5.000%, 8/15/33 - MBIA Insured

        3,995   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 103.00         AAA          4,119,964
                 Mortgage Hospital Revenue Bonds, Millard Fillmore
                 Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

        7,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          7,097,720
                 Mortgage Hospital Revenue Bonds, New York and Presbyterian
                 Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

        2,700   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          2,845,638
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,063,330
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        9,000   Dormitory Authority of the State of New York, Hospital                7/09 at 101.00         AAA          9,513,630
                 Revenue Bonds, Catholic Health Services of Long Island
                 Obligated Group - St. Francis Hospital, Series 1999A,
                 5.500%, 7/01/24 - MBIA Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Memorial Sloan-Kettering Cancer Center, Series 2003-1:
        2,500    5.000%, 7/01/21 - MBIA Insured                                       7/13 at 100.00         AAA          2,679,425
        3,300    5.000%, 7/01/22 - MBIA Insured                                       7/13 at 100.00         AAA          3,507,537

        4,070   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          4,446,027
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        9,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          9,571,230
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/31 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        2,800    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          3,008,236
        3,065    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          3,292,944

        3,350   New York State Medical Care Facilities Finance Agency,                2/07 at 100.00         AAA          3,355,394
                 FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
                 Center, Series 1995A, 5.750%, 2/15/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       52,530   Total Health Care                                                                                        55,288,995
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.8% (2.5% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
        1,500    5.000%, 7/01/14 - FGIC Insured                                         No Opt. Call         AAA          1,625,610
        1,500    5.000%, 7/01/16 - FGIC Insured                                       7/15 at 100.00         AAA          1,627,680
        5,515    7/01/25 - FGIC Insured                                               7/15 at 100.00         AAA          5,882,961

        3,019   New York City Housing Development Corporation, New York,             10/06 at 105.00         AAA          3,176,343
                 Multifamily Housing Revenue Bonds, Pass-Through Certificates,
                 Series 1991C, 6.500%, 2/20/19 - AMBAC Insured

           55   New York State Housing Finance Agency, FHA-Insured                    2/07 at 100.00         AAA             55,086
                 Multifamily Housing Mortgage Revenue Bonds, Series 1994B,
                 6.250%, 8/15/14 - AMBAC Insured

        1,505   New York State Housing Finance Agency, Mortgage Revenue              11/06 at 102.00         AAA          1,538,110
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,094   Total Housing/Multifamily                                                                                13,905,790
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.3% (0.8% OF TOTAL INVESTMENTS)

        4,450   Castle Rest Residential Healthcare Facility, Syracuse, New York,      8/07 at 102.00         AAA          4,561,473
                 FHA-Insured Mortgage Revenue Bonds, Series 1997A,
                 5.750%, 8/01/37
------------------------------------------------------------------------------------------------------------------------------------


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.0% (8.6% OF TOTAL INVESTMENTS)

$       1,500   Erie County, New York, General Obligation Bonds, Series 2003A,        3/13 at 100.00         Aaa     $    1,629,900
                 5.250%, 3/15/16 - FGIC Insured

          805   Erie County, New York, General Obligation Bonds, Series 2004B,          No Opt. Call         Aaa            880,936
                 5.250%, 4/01/13 - MBIA Insured

                Monroe County, New York, General Obligation Public Improvement
                Bonds, Series 2002:
        2,250    5.000%, 3/01/15 - FGIC Insured                                       3/12 at 100.00         AAA          2,403,855
        1,000    5.000%, 3/01/17 - FGIC Insured                                       3/12 at 100.00         AAA          1,061,540

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2001D:
        5,360    5.250%, 8/01/15 - MBIA Insured                                       8/10 at 101.00         AAA          5,689,211
        2,095    5.250%, 8/01/15 - FSA Insured                                        8/10 at 101.00         AAA          2,223,675
        5,000    5.000%, 8/01/16 - FGIC Insured                                       8/10 at 101.00         AAA          5,277,500

        5,000   New York City, New York, General Obligation Bonds, Fiscal             3/12 at 100.00         AAA          5,313,750
                 Series 2002C, 5.125%, 3/15/25 - FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        3,350    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          3,596,225
        1,700    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,823,726

        4,130   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00         AAA          4,438,924
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          5,382,850
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

                Peru Central School District, Clinton County, New York, General
                Obligation Refunding Bonds, Series 2002B:
        1,845    4.000%, 6/15/18 - FGIC Insured                                       6/12 at 100.00         AAA          1,858,044
        1,915    4.000%, 6/15/19 - FGIC Insured                                       6/12 at 100.00         AAA          1,921,702

                Putnam Valley Central School District, Putnam and Westchester
                Counties, New York, General Obligation Bonds, Series 1999:
          525    5.875%, 6/15/19 - FSA Insured                                        6/10 at 100.00         Aaa            565,262
          525    5.875%, 6/15/25 - FSA Insured                                        6/10 at 100.00         Aaa            564,412
          525    5.875%, 6/15/27 - FSA Insured                                        6/10 at 100.00         Aaa            564,412

        2,305   Yonkers, New York, General Obligation Bonds, Series 2005B,            8/15 at 100.00         AAA          2,486,657
                 5.000%, 8/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       44,830   Total Tax Obligation/General                                                                             47,682,581
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 47.1% (31.0% OF TOTAL INVESTMENTS)

        3,340   Dormitory Authority of the State of New York, 853 Schools             7/09 at 101.00         AAA          3,534,689
                 Program Insured Revenue Bonds, Harmony Heights School,
                 Issue 1, Series 1999C, 5.500%, 7/01/18 - AMBAC Insured

           40   Dormitory Authority of the State of New York, Improvement             2/08 at 100.00         AAA             40,725
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1996B, 5.125%, 8/15/21 - MBIA Insured

           40   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA             41,129
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 8/15/22 - MBIA Insured

          370   Dormitory Authority of the State of New York, Improvement             8/10 at 100.00         AAA            388,615
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.250%, 8/15/30 - FSA Insured

                Dormitory Authority of the State of New York, Lease Revenue
                Bonds, Madison-Oneida Board of Cooperative Educational
                Services, Series 2002:
        1,045    5.250%, 8/15/20 - FSA Insured                                        8/12 at 100.00         AAA          1,128,955
        1,100    5.250%, 8/15/21 - FSA Insured                                        8/12 at 100.00         AAA          1,188,374
        1,135    5.250%, 8/15/22 - FSA Insured                                        8/12 at 100.00         AAA          1,223,394

        3,610   Dormitory Authority of the State of New York, Revenue Bonds,          7/14 at 100.00         AAA          3,870,859
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

        1,490   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,570,698
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
        2,300    5.000%, 2/15/15 - FGIC Insured                                         No Opt. Call         AAA          2,502,032
        1,200    5.000%, 8/15/23 - FGIC Insured                                       2/15 at 100.00         AAA          1,277,184

        7,900   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA          8,527,497
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured


                                       35

                        Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       1,040   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA     $    1,113,632
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

                Erie County Industrial Development Agency, New York, School
                Facility Revenue Bonds, Buffalo City School District, Series
                2003:
        1,200    5.750%, 5/01/20 - FSA Insured                                        5/12 at 100.00         AAA          1,325,364
        1,000    5.750%, 5/01/22 - FSA Insured                                        5/12 at 100.00         AAA          1,101,550

        1,710   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA          1,930,385
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

        7,500   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          8,029,950
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA Insured

        5,100   Metropolitan Transportation Authority, New York, Dedicated Tax       11/16 at 100.00         AAA          5,427,012
                 Fund Bonds, Series 2006, 5.000%, 11/15/31 - MBIA Insured

        4,600   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          5,034,148
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,000    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          2,349,200
        3,000    5.500%, 1/01/19 - MBIA Insured                                       7/12 at 100.00         AAA          3,283,140
        6,000    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          6,566,280
        3,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          3,175,950
        8,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          8,372,400

                Nassau County Interim Finance Authority, New York, Sales Tax
                Secured Revenue Bonds, Series 2003A:
        1,555    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA          1,627,136
        1,555    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA          1,623,202

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,500    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,599,630
        2,720    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          2,896,800
        1,990    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA          2,116,544
        3,470    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          3,673,550
        1,500    5.000%, 10/15/32 - AMBAC Insured                                    10/14 at 100.00         AAA          1,581,690

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2002B:
       10,170    5.250%, 5/01/12 - MBIA Insured                                      11/11 at 101.00         AAA         11,012,381
        2,420    5.250%, 5/01/17 - MBIA Insured                                      11/11 at 101.00         AAA          2,611,954
        1,000    5.000%, 5/01/30 - MBIA Insured                                      11/11 at 101.00         AAA          1,042,820

        6,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          6,479,160
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/21 - AMBAC Insured

        1,995   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          2,147,179
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        1,845   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          1,972,139
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        3,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          3,700,095
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation, Hotel
                Unit Fee Revenue Bonds, Series 2005:
        2,535    5.000%, 11/15/30 - AMBAC Insured                                    11/15 at 100.00         AAA          2,682,385
        6,065    5.000%, 11/15/44 - AMBAC Insured                                    11/15 at 100.00         AAA          6,341,382

        3,750   New York State Local Government Assistance Corporation,                 No Opt. Call         AAA          4,183,575
                 Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA          1,063,280
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/22 -
                 MBIA Insured

        8,455   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          9,840,690
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   New York State Thruway Authority, State Personal Income               9/14 at 100.00         AAA     $    1,062,330
                 Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       12,400    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA         13,370,672
        1,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          1,074,020

        3,190   New York State Urban Development Corporation, Revenue                   No Opt. Call         AAA          3,553,947
                 Refunding Bonds, State Facilities, Series 1995,
                 5.600%, 4/01/15 - MBIA Insured

        1,980   Niagara Falls City School District, Niagara County, New York,         6/15 at 100.00         AAA          2,086,306
                 Certificates of Participation, High School Facility,
                 Series 2005, 5.000%, 6/15/28 - FSA Insured

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Refunding Bonds, Series 2002E:
        3,000    5.500%, 7/01/14 - FSA Insured                                          No Opt. Call         AAA          3,366,390
        6,000    5.500%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          6,901,020

------------------------------------------------------------------------------------------------------------------------------------
      159,315   Total Tax Obligation/Limited                                                                            172,613,439
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 12.8% (8.4% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        3,815    5.500%, 11/15/19 - AMBAC Insured                                    11/12 at 100.00         AAA          4,195,928
        4,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          4,282,600

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002E:
        2,665    5.500%, 11/15/21 - MBIA Insured                                     11/12 at 100.00         AAA          2,931,100
        8,500    5.000%, 11/15/25 - MBIA Insured                                     11/12 at 100.00         AAA          9,005,325

        2,795   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          2,950,458
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        1,700    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA          1,801,864
        5,700    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          6,028,719

        2,500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          2,626,100
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

        1,700   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          1,806,573
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/31 - XLCA Insured

        5,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA          5,353,200
                 Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 -
                 FGIC Insured

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
        1,570    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA          1,837,999
        3,800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          4,107,154
------------------------------------------------------------------------------------------------------------------------------------
       43,745   Total Transportation                                                                                     46,927,020
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.6% (14.2% OF TOTAL INVESTMENTS) (4)

           70   Dormitory Authority of the State of New York, Improvement             2/07 at 102.00         AAA             71,985
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1997A, 5.750%, 8/15/22 (Pre-refunded 2/15/07) -
                 MBIA Insured

        3,500   Dormitory Authority of the State of New York, Insured Revenue         7/07 at 102.00         AAA          3,615,535
                 Bonds, Ithaca College, Series 1997, 5.250%, 7/01/26
                 (Pre-refunded 7/01/07) - AMBAC Insured

        2,795   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          3,362,720
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

        1,410   Dormitory Authority of the State of New York, Lease Revenue           7/11 at 100.00         AAA          1,534,080
                 Bonds, State University Dormitory Facilities, Series 2001,
                 5.500%, 7/01/20 (Pre-refunded 7/01/11) - FGIC Insured

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA          1,622,685
                 State Personal Income Tax, Series 2003A, 5.000%, 3/15/32
                 (Pre-refunded 3/15/13) - FGIC Insured


                                       37

                        Nuveen New York Quality Income Municipal Fund, Inc. (NUN) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (4) (continued)

$       8,100   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA     $    8,820,414
                 State University Educational Facilities, Series 2002A,
                 5.125%, 5/15/19 (Pre-refunded 5/15/12) - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2000A:
        1,990    0.000%, 7/01/17 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          1,755,578
        2,230    0.000%, 7/01/18 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          1,967,306
        2,495    0.000%, 7/01/19 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          2,201,089
        1,870    0.000%, 7/01/21 (Pre-refunded 7/01/10) - MBIA Insured                7/10 at 101.00         AAA          1,649,714

        4,765   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          4,937,970
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
          910    5.750%, 6/15/19 (Pre-refunded 6/15/11) - FGIC Insured                6/11 at 101.00         Aaa          1,006,851
        1,410    5.750%, 6/15/20 (Pre-refunded 6/15/11) - FGIC Insured                6/11 at 101.00         Aaa          1,560,066

        3,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          3,223,920
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                 (Pre-refunded 10/01/15) - FGIC Insured

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 1999A:
        4,000    5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured               10/14 at 100.00         AAA          4,370,480
        1,000    5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured               10/14 at 100.00         AAA          1,092,620

                Metropolitan Transportation Authority, New York, Transit
                Facilities Revenue Bonds, Series 1998B:
       10,000    4.875%, 7/01/18 - FGIC Insured (ETM)                                 7/08 at 101.00         AAA         10,300,700
        4,500    4.750%, 7/01/26 - FGIC Insured (ETM)                                 7/08 at 101.00         AAA          4,605,300

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          2,186,960
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.750%, 6/15/27 (Pre-refunded 6/15/11) -
                 MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998A:
           15    5.000%, 8/15/27 (Pre-refunded 8/15/07) - MBIA Insured                8/07 at 101.00         AAA             15,347
           75    5.000%, 8/15/27 (Pre-refunded 8/15/07) - MBIA Insured                8/07 at 101.00         AAA             76,735

        4,930   New York State Thruway Authority, Highway and Bridge Trust           10/11 at 100.00         AAA          5,314,787
                 Fund Bonds, Series 2001B, 5.250%, 4/01/17 (Pre-refunded
                 10/01/11) - MBIA Insured

        6,965   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          7,546,995
                 Fund Bonds, Series 2002A, 5.250%, 4/01/20 (Pre-refunded
                 4/01/12) - FSA Insured

        6,000   New York State Urban Development Corporation, Service                 1/11 at 100.00         AAA          6,402,900
                 Contract Revenue Bonds, Correctional Facilities, Series 2000C,
                 5.250%, 1/01/30 (Pre-refunded 1/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       75,530   Total U.S. Guaranteed                                                                                    79,242,737
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 11.1% (7.3% OF TOTAL INVESTMENTS)

        1,650   Islip Resource Recovery Agency, New York, Revenue Bonds,                No Opt. Call         AAA          1,902,368
                 Series 1994B, 7.250%, 7/01/11 - AMBAC Insured (Alternative
                 Minimum Tax)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2000A:
        4,000    0.000%, 6/01/24 - FSA Insured                                          No Opt. Call         AAA          1,925,560
        4,000    0.000%, 6/01/25 - FSA Insured                                          No Opt. Call         AAA          1,847,520
        5,000    0.000%, 6/01/26 - FSA Insured                                          No Opt. Call         AAA          2,211,550
        7,000    0.000%, 6/01/27 - FSA Insured                                          No Opt. Call         AAA          2,958,410
       10,500    0.000%, 6/01/28 - FSA Insured                                          No Opt. Call         AAA          4,238,430
        7,000    0.000%, 6/01/29 - FSA Insured                                          No Opt. Call         AAA          2,697,800

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        2,500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          2,614,025
        2,500    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,654,350

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        6,180    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          6,632,870
        8,020    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA          8,574,583


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
$       1,300    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA     $    1,412,632
          865    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            936,484

------------------------------------------------------------------------------------------------------------------------------------
       60,515   Total Utilities                                                                                          40,606,582
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 6.3% (4.1% OF TOTAL INVESTMENTS)

          830   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA            907,339
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,360   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,482,033
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.000%, 6/15/33 - MBIA Insured

        4,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          4,228,360
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.250%, 6/15/33 - FGIC Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/14 at 100.00         AAA          2,096,960
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        6,525   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          6,938,881
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/27 - MBIA Insured

        7,000   Suffolk County Water Authority, New York, Waterworks                  6/15 at 100.00         AAA          7,431,900
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,715   Total Water and Sewer                                                                                    23,085,473
------------------------------------------------------------------------------------------------------------------------------------
$     545,154   Total Investments (cost $527,989,209) - 152.2%                                                          557,606,556
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      5,798,665
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.8)%                                                       (197,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 366,405,221
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  (ETM)  Escrowed to maturity.


                                 See accompanying notes to financial statements.

                        Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 20.6% (13.8% OF TOTAL INVESTMENTS)

                Amherst Industrial Development Agency, New York, Revenue Bonds,
                UBF Faculty/Student Housing Corporation, University of Buffalo
                Project, Series 2000A:
$         250    5.625%, 8/01/20 - AMBAC Insured                                      8/10 at 102.00         AAA     $      271,923
          250    5.750%, 8/01/25 - AMBAC Insured                                      8/10 at 102.00         AAA            272,608

                Dormitory Authority of the State of New York, General Revenue
                Bonds, New York University, Series 2001-1:
        1,500    5.500%, 7/01/24 - AMBAC Insured                                        No Opt. Call         AAA          1,770,255
          500    5.500%, 7/01/40 - AMBAC Insured                                        No Opt. Call         AAA            604,775

        4,820   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         Aaa          4,975,875
                 Bonds, Ithaca College, Series 1998, 5.000%, 7/01/21 -
                AMBAC Insured

          810   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 100.00         AAA            854,226
                 Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/20 -
                 AMBAC Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,091,530
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

          700   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            805,833
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          250    5.250%, 7/01/20 - AMBAC Insured                                        No Opt. Call         Aaa            284,365
          200    5.250%, 7/01/21 - AMBAC Insured                                        No Opt. Call         Aaa            228,248

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA          1,148,060
                 State University Educational Facilities, Series 1993A,
                 5.500%, 5/15/19 - AMBAC Insured

        1,270   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          1,365,212
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/16 - FGIC Insured

        2,200   Dormitory Authority of the State of New York, Second General            No Opt. Call         AAA          2,524,456
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1993A, 5.750%, 7/01/18 - FSA Insured

        1,935   Dormitory Authority of the State of New York, State and Local         7/15 at 100.00         AAA          2,089,994
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2005A, 5.000%, 7/01/19 - FGIC Insured

        1,250   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA          1,326,663
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

                New York City Industrial Development Authority, New York,
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          415    5.000%, 3/01/31 - FGIC Insured                                       9/16 at 100.00         AAA            441,182
          450    5.000%, 3/01/36 - FGIC Insured                                       9/16 at 100.00         AAA            476,887
          415    5.000%, 1/01/39 - AMBAC Insured                                      1/17 at 100.00         AAA            439,037

        4,000   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA          4,081,400
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/22 - MBIA Insured

        1,250   New York City Trust for Cultural Resources, New York, Revenue         1/07 at 102.00         AAA          1,280,712
                 Refunding Bonds, Museum of Modern Art, Series 1996A,
                 5.500%, 1/01/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,465   Total Education and Civic Organizations                                                                  26,333,241
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.2% (14.2% OF TOTAL INVESTMENTS)

        3,000   Dormitory Authority of the State of New York, FHA-Insured             2/07 at 101.00         AAA          3,034,770
                 Mortgage Hospital Revenue Bonds, Ellis Hospital,
                 Series 1995, 5.600%, 8/01/25 - MBIA Insured

          200   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            210,112
                 Mortgage Hospital Revenue Bonds, Hospital for Special
                 Surgery, Series 2005, 5.000%, 8/15/33 - MBIA Insured

        2,910   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          2,950,624
                 Mortgage Hospital Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,400   Dormitory Authority of the State of New York, FHA-Insured             8/12 at 100.00         AAA     $    1,470,434
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured

        1,405   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,480,786
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

        3,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00         AAA          3,169,590
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        2,740   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA          2,936,650
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

        2,435   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          2,659,970
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

        1,500   Dormitory Authority of the State of New York, Revenue Bonds,          1/08 at 102.00         AAA          1,556,355
                 Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 -
                 FSA Insured

        3,450   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          3,668,971
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/31 - AMBAC Insured

        1,000   New York City Health and Hospitals Corporation, New York,             2/12 at 100.00         AAA          1,088,790
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,625    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,745,851
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,074,370

------------------------------------------------------------------------------------------------------------------------------------
       25,665   Total Health Care                                                                                        27,047,273
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.2% (2.7% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York, Capital
                Fund Program Revenue Bonds, Series 2005A:
          400    5.000%, 7/01/14 - FGIC Insured                                         No Opt. Call         AAA            433,496
          400    5.000%, 7/01/16 - FGIC Insured                                       7/15 at 100.00         AAA            434,048
        2,165    5.000%, 7/01/25 - FGIC Insured                                       7/15 at 100.00         AAA          2,309,449

        1,990   New York State Housing Finance Agency, Mortgage Revenue              11/06 at 102.00         AAA          2,033,780
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,955   Total Housing/Multifamily                                                                                 5,210,773
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Babylon Industrial Development Agency, New York, Revenue              8/09 at 101.00         AAA          1,071,240
                 Bonds, WSNCHS East Inc., Series 2000B, 6.000%, 8/01/24 -
                 MBIA Insured

          850   Dormitory Authority of the State of New York, Insured Revenue         7/11 at 102.00         AAA            898,289
                 Bonds, NYSARC Inc., Series 2001A, 5.000%, 7/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,850   Total Long-Term Care                                                                                      1,969,529
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 10.3% (6.9% OF TOTAL INVESTMENTS)

          500   Erie County, New York, General Obligation Bonds, Series 2003A,        3/13 at 100.00         Aaa            543,300
                 5.250%, 3/15/16 - FGIC Insured

          315   Erie County, New York, General Obligation Bonds, Series 2004B,          No Opt. Call         Aaa            344,714
                 5.250%, 4/01/13 - MBIA Insured

          210   Nassau County, New York, General Obligation Improvement                 No Opt. Call         AAA            239,595
                 Bonds, Series 1993H, 5.500%, 6/15/16 - MBIA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal             2/08 at 101.00         AAA          2,059,340
                 Series 1998F, 5.250%, 8/01/16 - FGIC Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,000    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,073,500
        1,100    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,180,058

        1,000   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00         AAA          1,074,800
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured


                                       41

                        Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA     $    2,153,140
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

        1,000   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          1,217,130
                 Public Improvement Bonds, Series 1994, 7.500%, 3/01/13 -
                 MBIA Insured

        1,000   Red Hook Central School District, Dutchess County, New York,          6/12 at 100.00         Aaa          1,070,310
                 General Obligation Refunding Bonds, Series 2002,
                 5.125%, 6/15/18 - FSA Insured

          500   West Islip Union Free School District, Suffolk County,               10/15 at 100.00         Aaa            545,795
                 New York, General Obligation Bonds, Series 2005,
                 5.000%, 10/01/16 - FSA Insured

        1,525   Yonkers, New York, General Obligation Bonds, Series 2005A,            8/15 at 100.00         AAA          1,650,858
                 5.000%, 8/01/16 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,150   Total Tax Obligation/General                                                                             13,152,540
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 48.3% (32.3% OF TOTAL INVESTMENTS)

          690   Dormitory Authority of the State of New York, Department              7/15 at 100.00         AAA            750,216
                 of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 -
                 CIFG Insured

          145   Dormitory Authority of the State of New York, Improvement             8/10 at 100.00         AAA            152,295
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 2000D, 5.250%, 8/15/30 - FSA Insured

          500   Dormitory Authority of the State of New York, Lease Revenue           8/14 at 100.00         AAA            528,115
                 Bonds, Wayne-Finger Lakes Board of Cooperative Education
                 Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

        1,210   Dormitory Authority of the State of New York, Revenue Bonds,          7/14 at 100.00         AAA          1,297,435
                 Department of Health, Series 2004-2, 5.000%, 7/01/20 -
                 FGIC Insured

          750   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            790,620
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Mental Health Services Facilities Improvements, Series 2005D-1:
          925    5.000%, 2/15/15 - FGIC Insured                                         No Opt. Call         AAA          1,006,252
          600    5.000%, 8/15/23 - FGIC Insured                                       2/15 at 100.00         AAA            638,592

                Dormitory Authority of the State of New York, Revenue Bonds,
                School Districts Financing Program, Series 2002D:
        4,300    5.250%, 10/01/23 - MBIA Insured                                     10/12 at 100.00         AAA          4,641,549
          875    5.000%, 10/01/30 - MBIA Insured                                     10/12 at 100.00         AAA            912,047

          375   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            401,550
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          750   Erie County Industrial Development Agency, New York, School           5/12 at 100.00         AAA            828,353
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2003, 5.750%, 5/01/19 - FSA Insured

          500   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            564,440
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

        2,500   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          2,676,650
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        1,700   Metropolitan Transportation Authority, New York, Dedicated           11/16 at 100.00         AAA          1,809,004
                 Tax Fund Bonds, Series 2006, 5.000%, 11/15/31 -
                 MBIA Insured

        1,350   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          1,477,413
                 Contract Bonds, Series 2002B, 5.500%, 7/01/18 - MBIA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        1,500    5.750%, 7/01/18 - FSA Insured                                          No Opt. Call         AAA          1,761,900
        1,500    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA          1,641,570
        2,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          2,093,100

                Nassau County Interim Finance Authority, New York, Sales
                Tax Secured Revenue Bonds, Series 2003A:
        1,000    5.000%, 11/15/18 - AMBAC Insured                                    11/13 at 100.00         AAA          1,075,240
          580    4.750%, 11/15/21 - AMBAC Insured                                    11/13 at 100.00         AAA            606,906
          580    4.750%, 11/15/22 - AMBAC Insured                                    11/13 at 100.00         AAA            605,439


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$         500    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA     $      533,210
          920    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA            979,800
          680    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            723,241
        3,840    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          4,065,254

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2003C:
        1,000    5.250%, 8/01/20 - AMBAC Insured                                      8/12 at 100.00         AAA          1,079,860
        2,345    5.250%, 8/01/21 - AMBAC Insured                                      8/12 at 100.00         AAA          2,532,272

        1,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,076,280
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.250%, 2/01/22 - MBIA Insured

        1,000   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          1,068,910
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/19 - XLCA Insured

        1,500   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          1,585,755
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

                New York Convention Center Development Corporation, Hotel
                Unit Fee Revenue Bonds, Series 2005:
        1,035    5.000%, 11/15/30 - AMBAC Insured                                    11/15 at 100.00         AAA          1,095,175
        2,065    5.000%, 11/15/44 - AMBAC Insured                                    11/15 at 100.00         AAA          2,159,102

        1,500   New York State Local Government Assistance Corporation,                 No Opt. Call         AAA          1,673,430
                 Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA          1,061,290
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/23 -
                 MBIA Insured

        2,960   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          3,445,114
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

          750   New York State Thruway Authority, State Personal Income Tax           9/14 at 100.00         AAA            796,748
                 Revenue Bonds, Series 2004A, 5.000%, 3/15/24 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        2,100    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          2,264,388
        3,800    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          4,081,276

        1,900   New York State Urban Development Corporation, Revenue                   No Opt. Call         AAA          2,057,871
                 Bonds, Correctional Facilities, Series 1994A, 5.250%, 1/01/14 -
                 FSA Insured

          345   Niagara Falls City School District, Niagara County, New York,         6/15 at 100.00         AAA            363,523
                 Certificates of Participation, High School Facility, Series 2005,
                 5.000%, 6/15/28 - FSA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,150,170
                 Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 -
                 FSA Insured

        1,500   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          1,570,815
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.000%, 4/15/16 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       57,070   Total Tax Obligation/Limited                                                                             61,622,170
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.4% (7.7% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
          500    5.500%, 11/15/19 - AMBAC Insured                                    11/12 at 100.00         AAA            549,925
        2,010    5.000%, 11/15/25 - FGIC Insured                                     11/12 at 100.00         AAA          2,129,494
        2,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          2,118,900
                 Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/25 -
                 MBIA Insured

        1,475   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          1,557,040
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
          600    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA            635,952
        1,900    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          2,009,573


                                       43

                        Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$         500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA     $      525,220
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
        1,000    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,065,690
          565    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            600,420

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            913,146
        2,300    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA          2,485,909

------------------------------------------------------------------------------------------------------------------------------------
       13,630   Total Transportation                                                                                     14,591,269
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.2% (10.9% OF TOTAL INVESTMENTS) (4)

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA          2,163,580
                 State Personal Income Tax, Series 2003A, 5.000%, 3/15/32
                 (Pre-refunded 3/15/13) - FGIC Insured

        3,215   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         AAA          2,836,273
                 University of Rochester, Series 2000A, 0.000%, 7/01/24
                 (Pre-refunded 7/01/10) - MBIA Insured

        3,440   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          3,564,872
                 General Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

          500   Longwood Central School District, Suffolk County, New York,           6/11 at 101.00         Aaa            553,215
                 Series 2000, 5.750%, 6/15/20 (Pre-refunded 6/15/11) -
                 FGIC Insured

        1,500   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          1,611,960
                 Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28
                 (Pre-refunded 10/01/15) - FGIC Insured

          500   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA            546,310
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded 10/01/14) - FSA Insured

          750   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA            822,345
                 Fund Bonds, Second Generation, Series 2003A,
                 5.250%, 4/01/23 (Pre-refunded 4/01/13) - MBIA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Series 2002A:
        1,500    5.250%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured                 4/12 at 100.00         AAA          1,625,340
        1,000    5.250%, 4/01/18 (Pre-refunded 4/01/12) - FSA Insured                 4/12 at 100.00         AAA          1,083,560

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          1,071,160
                 Fund Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded
                 4/01/12) - AMBAC Insured

        2,000   New York State Urban Development Corporation, State                   3/13 at 100.00         AAA          2,215,960
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded
                 3/15/13) - FGIC Insured

        2,115   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,316,940
                 Water Treatment Plant Bonds, Series 1994, 8.500%, 11/01/08 -
                 MBIA Insured (Alternative Minimum Tax) (ETM)

          265   Suffolk County Water Authority, New York, Subordinate Lien              No Opt. Call         AAA            286,176
                 Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 -
                 MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       19,785   Total U.S. Guaranteed                                                                                    20,697,691
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.8% (3.9% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2001A:
          500    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA            522,805
          625    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA            663,588

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 2006A:
        2,270    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          2,436,346
        2,930    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA          3,132,610

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
          375    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA            407,490
          250    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            270,660

------------------------------------------------------------------------------------------------------------------------------------
        6,950   Total Utilities                                                                                           7,433,499
------------------------------------------------------------------------------------------------------------------------------------


                                       44

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8% (6.5% OF TOTAL INVESTMENTS)

$       1,830   Monroe County Water Authority, New York, Water System                 8/11 at 101.00         AAA     $    1,953,562
                 Revenue Bonds, Series 2001, 5.250%, 8/01/36 - MBIA Insured

        1,660   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          1,814,679
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/11 at 100.00         AAA          1,057,090
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2002A, 5.250%, 6/15/33 - FGIC Insured

        2,000   New York City Municipal Water Finance Authority, New York,            6/14 at 100.00         AAA          2,096,960
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2004C, 5.000%, 6/15/35 - AMBAC Insured

        1,980   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          2,105,591
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/27 - MBIA Insured

          735   Suffolk County Water Authority, New York, Subordinate Lien              No Opt. Call         AAA            792,911
                 Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 -
                 MBIA Insured

        2,500   Suffolk County Water Authority, New York, Waterworks                  6/15 at 100.00         AAA          2,654,250
                 Revenue Bonds, Series 2005C, 5.000%, 6/01/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,705   Total Water and Sewer                                                                                    12,475,043
------------------------------------------------------------------------------------------------------------------------------------
$     178,225   Total Investments (cost $182,075,138) - 149.4%                                                          190,533,028
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      2,013,180
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.0)%                                                        (65,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 127,546,208
                ====================================================================================================================

                         All of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.8% (2.6% OF TOTAL INVESTMENTS)

$       2,650   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB     $    2,712,381
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB          1,055,370
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          865   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            892,239
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        4,515   Total Consumer Staples                                                                                    4,659,990
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.9% (10.1% OF TOTAL INVESTMENTS)

        4,000   Dormitory Authority of the State of New York, Insured Revenue           No Opt. Call         AAA          4,463,960
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        1,280   Dormitory Authority of the State of New York, Insured Revenue         7/08 at 101.00         AAA          1,321,395
                 Bonds, New York Medical College, Series 1998,
                 5.000%, 7/01/21 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,091,530
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            575,595
                 City University of New York, Series 2005A, 5.500%, 7/01/18 -
                 FGIC Insured

        3,250   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA          3,893,533
                 New York University, Series 1998A, 6.000%, 7/01/18 -
                 MBIA Insured

        1,250   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA          1,326,663
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

                New York City Industrial Development Authority, New York,
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          395    5.000%, 3/01/31 - FGIC Insured                                       9/16 at 100.00         AAA            419,921
          450    5.000%, 3/01/36 - FGIC Insured                                       9/16 at 100.00         AAA            476,887
          395    5.000%, 1/01/39 - AMBAC Insured                                      1/17 at 100.00         AAA            417,878

           25   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA             25,509
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/22 - MBIA Insured

        4,000   New York City Trust for Cultural Resources, New York,                 7/12 at 100.00         AAA          4,224,840
                 Revenue Bonds, Museum of Modern Art, Series 2001D,
                 5.125%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,545   Total Education and Civic Organizations                                                                  18,237,711
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.6% (16.7% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, FHA-Insured             2/08 at 101.00         AAA          2,027,920
                 Mortgage Hospital Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 -
                 AMBAC Insured

        1,400   Dormitory Authority of the State of New York, FHA-Insured             8/12 at 100.00         AAA          1,470,434
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.125%, 2/01/22 - AMBAC Insured

        9,800   Dormitory Authority of the State of New York, FHA-Insured             8/09 at 101.00         AAA         10,402,697
                 Mortgage Revenue Bonds, New York Hospital Medical
                 Center of Queens, Series 1999, 5.600%, 2/15/39 -
                 AMBAC Insured

        1,500   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,594,995
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

        2,050   Dormitory Authority of the State of New York, Hospital Revenue        7/09 at 101.00         AAA          2,168,101
                 Bonds, Catholic Health Services of Long Island Obligated
                 Group - St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 -
                 MBIA Insured

          170   Dormitory Authority of the State of New York, Revenue Bonds,          7/09 at 101.00         AAA            179,610
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,725   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA     $    1,848,803
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

        1,620   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA          1,769,672
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          600   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            637,626
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

        2,500   Dormitory Authority of the State of New York, Secured Hospital        2/08 at 101.50         AAA          2,582,600
                 Revenue Bonds, Bronx Lebanon Hospital, Series 1998E,
                 5.200%, 2/15/15 - MBIA Insured

          690   New York City Health and Hospitals Corporation, New York,             2/12 at 100.00         AAA            751,265
                 Health System Revenue Bonds, Series 2002A, 5.500%, 2/15/17 -
                 FSA Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,500    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,611,555
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,074,370

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          725    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            784,131
        1,045    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1          1,112,162

------------------------------------------------------------------------------------------------------------------------------------
       28,325   Total Health Care                                                                                        30,015,941
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.5% (2.4% OF TOTAL INVESTMENTS)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
        2,725    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA          2,828,605
        1,375    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA          1,426,068

------------------------------------------------------------------------------------------------------------------------------------
        4,100   Total Housing/Multifamily                                                                                 4,254,673
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.7% (1.8% OF TOTAL INVESTMENTS)

               Dormitory Authority of the State of New York, GNMA
               Collateralized Revenue Bonds, Willow Towers Inc., Series 2002:
        1,000    5.250%, 2/01/22                                                      8/12 at 101.00         AAA          1,072,130
        1,500    5.400%, 2/01/34                                                      8/12 at 101.00         AAA          1,602,015

          525   New York State Dormitory Authority, GNMA Collateralized               2/17 at 103.00          AA            567,158
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41 (WI/DD, Settling 10/12/06)

------------------------------------------------------------------------------------------------------------------------------------
        3,025   Total Long-Term Care                                                                                      3,241,303
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 14.7% (10.0% OF TOTAL INVESTMENTS)

                Buffalo, New York, General Obligation Bonds, Series 2002B:
        1,490    5.375%, 11/15/18 - MBIA Insured                                     11/12 at 100.00         AAA          1,625,218
        2,375    5.375%, 11/15/20 - MBIA Insured                                     11/12 at 100.00         AAA          2,590,531

        1,240   Canandaigua City School District, Ontario County, New York,           4/12 at 101.00         Aaa          1,352,406
                 General Obligation Refunding Bonds, Series 2002A,
                 5.375%, 4/01/17 - FSA Insured

        3,000   New York City, New York, General Obligation Bonds, Fiscal             3/11 at 101.00         AAA          3,220,170
                 Series 2001H, 5.250%, 3/15/16 - FGIC Insured

        3,250   New York City, New York, General Obligation Bonds, Fiscal             3/12 at 100.00         AAA          3,453,938
                 Series 2002C, 5.125%, 3/15/25 - FSA Insured

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004E:
        1,700    5.000%, 11/01/19 - FSA Insured                                      11/14 at 100.00         AAA          1,824,950
        1,100    5.000%, 11/01/20 - FSA Insured                                      11/14 at 100.00         AAA          1,180,058
          525   New York City, New York, General Obligation Bonds, Fiscal             8/15 at 100.00         AAA            571,200
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

        2,000   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          2,153,140
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,680   Total Tax Obligation/General                                                                             17,971,611
------------------------------------------------------------------------------------------------------------------------------------


                                       47

                        Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.8% (24.9% OF TOTAL INVESTMENTS)

$         250   Dormitory Authority of the State of New York, 853 Schools             7/08 at 101.00         AAA     $      259,182
                 Program Insured Revenue Bonds, Vanderheyden Hall Inc.,
                 Issue 2, Series 1998F, 5.250%, 7/01/18 - AMBAC Insured

          220   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AAA            230,461
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 2/15/29 - FSA Insured

          300   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA            316,248
                 Mental Health Services Facilities Improvements, Series 2005B,
                 5.000%, 2/15/30 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA          3,238,290
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

          160   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA            171,328
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 -
                 FSA Insured

          400   Erie County Industrial Development Agency, New York, School           5/12 at 100.00         AAA            441,788
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2003, 5.750%, 5/01/20 - FSA Insured

        2,290   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          2,451,811
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

        1,615   Metropolitan Transportation Authority, New York, Dedicated           11/16 at 100.00         AAA          1,718,554
                 Tax Fund Bonds, Series 2006, 5.000%, 11/15/31 -
                 MBIA Insured

        4,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          4,234,600
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                 FGIC Insured

        1,000   Nassau County Interim Finance Authority, New York, Sales             11/13 at 100.00         AAA          1,075,240
                 Tax Secured Revenue Bonds, Series 2003A, 5.000%, 11/15/18 -
                 AMBAC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          500    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA            533,210
        3,400    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          3,621,000
        1,040    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA          1,106,134

        5,000   New York City Transitional Finance Authority, New York, Future       11/11 at 101.00         AAA          5,407,500
                 Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 -
                 MBIA Insured

        1,000   New York City Transitional Finance Authority, New York, Future        8/12 at 100.00         AAA          1,079,860
                 Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 -
                 AMBAC Insured

          500   New York City Transitional Finance Authority, New York, Future        2/14 at 100.00         AAA            534,455
                 Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 -
                 XLCA Insured

                New York Convention Center Development Corporation, Hotel
                Unit Fee Revenue Bonds, Series 2005:
          500    5.000%, 11/15/30 - AMBAC Insured                                    11/15 at 100.00         AAA            529,070
        1,000    5.000%, 11/15/44 - AMBAC Insured                                    11/15 at 100.00         AAA          1,045,570

        2,625   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          3,055,211
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,900    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          2,048,732
        1,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          1,074,020

          750   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-            813,668
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

        8,600   New York State Urban Development Corporation, Revenue                   No Opt. Call         AAA          9,910,726
                 Refunding Bonds, State Facilities, Series 1995,
                 5.700%, 4/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,050   Total Tax Obligation/Limited                                                                             44,896,658
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 12.3% (8.4% OF TOTAL INVESTMENTS)

                Metropolitan Transportation Authority, New York, Transportation
                Revenue Refunding Bonds, Series 2002A:
        2,000    5.125%, 11/15/22 - FGIC Insured                                     11/12 at 100.00         AAA          2,141,300
        4,000    5.000%, 11/15/25 - FGIC Insured                                     11/12 at 100.00         AAA          4,237,800

          140   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA            147,787
                  Series 2005F, 5.000%, 1/01/30 - AMBAC Insured


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
$         350    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA     $      370,972
        1,000    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA          1,057,670

           85   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA             89,287
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
          500    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            542,385
        1,000    5.000%, 12/01/28 - XLCA Insured                                      6/15 at 101.00         AAA          1,065,690
          345    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            366,628

        4,000   Port Authority of New York and New Jersey, Consolidated               8/08 at 101.00         AAA          4,130,040
                 Revenue Bonds, One Hundred Twenty-Fourth Series 2001,
                 5.000%, 8/01/11 - FGIC Insured (Alternative Minimum Tax)

          780   Triborough Bridge and Tunnel Authority, New York, Subordinate           No Opt. Call         AAA            913,146
                 Lien General Purpose Revenue Refunding Bonds, Series 2002E,
                 5.500%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,200   Total Transportation                                                                                     15,062,705
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.0% (8.1% OF TOTAL INVESTMENTS) (4)

          170   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA            204,530
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

        4,750   Dormitory Authority of the State of New York, Revenue Bonds,          5/12 at 101.00         AAA          5,142,398
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/27 (Pre-refunded 5/15/12) - FGIC Insured

          680   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA            704,684
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

          935   New York State Housing Finance Agency, Construction Fund                No Opt. Call         AAA          1,040,318
                 Bonds, State University, Series 1986A, 8.000%, 5/01/11 (ETM)

        3,000   New York State Urban Development Corporation, State Personal          3/12 at 100.00         AAA          3,230,640
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002A, 5.125%, 3/15/27 (Pre-refunded 3/15/12)

        2,575   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          2,772,812
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,420   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                     7/12 at 100.00         AAA          1,539,408
                 Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)

------------------------------------------------------------------------------------------------------------------------------------
       13,530   Total U.S. Guaranteed                                                                                    14,634,790
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 18.8% (12.8% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2001A:
        5,000    5.000%, 9/01/27 - FSA Insured                                        9/11 at 100.00         AAA          5,228,050
        2,715    5.250%, 9/01/28 - FSA Insured                                        9/11 at 100.00         AAA          2,882,624

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,700    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          1,824,576
        1,300    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA          1,389,895

        5,000   New York State Energy Research and Development Authority,            11/08 at 102.00         AAA          5,232,550
                 Pollution Control Revenue Refunding Bonds, Niagara Mohawk
                 Power Corporation, Series 1998A, 5.150%, 11/01/25 -
                 AMBAC Insured

        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          5,291,000
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

        1,090   Westchester County Industrial Development Agency,                     7/07 at 101.00         BBB          1,110,666
                 Westchester County, New York, Resource Recovery Revenue
                 Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       21,805   Total Utilities                                                                                          22,959,361
------------------------------------------------------------------------------------------------------------------------------------


                                       49

                        Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.3% (2.2% OF TOTAL INVESTMENTS)

$       1,500   Niagara Falls Public Water Authority, New York, Water and             7/15 at 100.00         AAA     $    1,581,180
                 Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/28 -
                 XLCA Insured

        2,295   Suffolk County Water Authority, New York, Waterworks Revenue          6/15 at 100.00         AAA          2,436,602
                 Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,795   Total Water and Sewer                                                                                     4,017,782
------------------------------------------------------------------------------------------------------------------------------------
$     167,570   Total Investments (cost $170,984,877) - 147.4%                                                          179,952,525
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      3,125,391
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.0)%                                                        (61,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 122,077,916
                ====================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)
                        Portfolio of
                                INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.7% (2.5% OF TOTAL INVESTMENTS)

$       1,500   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB     $    1,583,055
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          350   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            361,022
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        1,850   Total Consumer Staples                                                                                    1,944,077
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 20.2% (13.5% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, Insured Revenue         9/12 at 100.00          AA          2,074,040
                 Bonds, Long Island University, Series 2003A, 5.000%, 9/01/32 -
                 RAAI Insured

        2,000   Dormitory Authority of the State of New York, Insured Revenue           No Opt. Call         AAA          2,231,980
                 Bonds, Mount Sinai School of Medicine, Series 1994A,
                 5.150%, 7/01/24 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Lease Revenue             No Opt. Call         AAA          1,091,530
                 Bonds, State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,037,330
                 Mount St. Mary College, Series 2003, 5.000%, 7/01/32 -
                 RAAI Insured

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,          7/12 at 100.00         Aaa          2,691,025
                 Rochester Institute of Technology, Series 2002A,
                 5.250%, 7/01/22 - AMBAC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Rochester Institute of Technology, Series 2006A:
          100    5.250%, 7/01/20 - AMBAC Insured                                        No Opt. Call         Aaa            113,746
           80    5.250%, 7/01/21 - AMBAC Insured                                        No Opt. Call         Aaa             91,299

          625   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            663,331
                 Revenue Bonds, Queens Baseball Stadium, Series 2006,
                 5.000%, 1/01/36 - AMBAC Insured

                New York City Industrial Development Authority, New York,
                Revenue Bonds, Yankee Stadium Project, Series 2006:
          170    5.000%, 3/01/31 - FGIC Insured                                       9/16 at 100.00         AAA            180,725
          225    5.000%, 3/01/36 - FGIC Insured                                       9/16 at 100.00         AAA            238,444
          170    5.000%, 1/01/39 - AMBAC Insured                                      1/17 at 100.00         AAA            179,846

------------------------------------------------------------------------------------------------------------------------------------
        9,870   Total Education and Civic Organizations                                                                  10,593,296
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.7% (15.2% OF TOTAL INVESTMENTS)

        2,000   Dormitory Authority of the State of New York, FHA-Insured             2/13 at 100.00         AAA          2,086,420
                 Mortgage Hospital Revenue Bonds, Lutheran Medical Center,
                 Series 2003, 5.000%, 8/01/31 - MBIA Insured

        3,000   Dormitory Authority of the State of New York, FHA-Insured             8/12 at 100.00         AAA          3,120,600
                 Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
                 Series 2002A, 5.000%, 2/01/31 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,063,330
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/22 - FGIC Insured

           25   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA             26,794
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          820   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA            895,760
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          5/13 at 100.00          A3            532,750
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23

          750   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            797,033
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

          500   New York City Health and Hospitals Corporation, New York,             2/12 at 100.00         AAA            544,395
                 Health System Revenue Bonds, Series 2002A,
                 5.500%, 2/15/17 - FSA Insured


                                       51

                        Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$       2,640   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA     $    2,836,337
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,235   Total Health Care                                                                                        11,903,419
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.0% (2.0% OF TOTAL INVESTMENTS)

        1,185   Dormitory Authority of the State of New York, FHA-Insured             2/13 at 102.00         AAA          1,263,198
                 Nursing Home Mortgage Revenue Bonds, Shorefront
                 Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32

          300   New York State Dormitory Authority, GNMA Collateralized               2/17 at 103.00          AA            324,090
                 Revenue Bonds, Cabrini of Westchester Project, Series 2006,
                 5.200%, 2/15/41 (WI/DD, Settling 10/12/06)

------------------------------------------------------------------------------------------------------------------------------------
        1,485   Total Long-Term Care                                                                                      1,587,288
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 8.6% (5.8% OF TOTAL INVESTMENTS)

        2,310   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA          2,384,474
                 Series 1998H, 5.125%, 8/01/25 - MBIA Insured

          250   New York City, New York, General Obligation Bonds, Fiscal            11/14 at 100.00         AAA            268,375
                 Series 2004E, 5.000%, 11/01/19 - FSA Insured

          225   New York City, New York, General Obligation Bonds, Fiscal             8/15 at 100.00         AAA            244,800
                 Series 2006C, 5.000%, 8/01/16 - FSA Insured

        1,500   New York City, New York, General Obligation Bonds, Fiscal             9/15 at 100.00         AAA          1,614,855
                 Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,285   Total Tax Obligation/General                                                                              4,512,504
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 42.2% (28.2% OF TOTAL INVESTMENTS)

        2,695   Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue         No Opt. Call         AAA          2,934,963
                 State Aid Secured Bonds, Series 2004A, 5.250%, 8/15/12 -
                 MBIA Insured

          145   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AAA            151,895
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 2/15/29 - FSA Insured

        3,000   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA          3,238,290
                 School Districts Financing Program, Series 2002D,
                 5.250%, 10/01/23 - MBIA Insured

          715   Metropolitan Transportation Authority, New York, Dedicated           11/16 at 100.00         AAA            760,846
                 Tax Fund Bonds, Series 2006, 5.000%, 11/15/31 -
                 MBIA Insured

        1,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          1,058,650
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                 FGIC Insured

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            587,776
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          610    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA            649,650
          555    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            590,292

        3,000   New York City Transitional Finance Authority, New York,               8/12 at 100.00         AAA          3,239,580
                 Future Tax Secured Bonds, Fiscal Series 2003C,
                 5.250%, 8/01/18 - AMBAC Insured

        2,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AAA          2,114,340
                 Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
                 5.000%, 2/01/22 - MBIA Insured

        1,290   New York State Environmental Facilities Corporation, State            1/13 at 100.00         AAA          1,365,813
                 Personal Income Tax Revenue Bonds, Series 2002A,
                 5.000%, 1/01/23 - FGIC Insured

          950   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA          1,105,696
                 Fund Bonds, Second Generation, Series 2005B,
                 5.500%, 4/01/20 - AMBAC Insured

        1,200   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AAA          1,293,936
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

          750   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-            813,668
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

          100   New York State Urban Development Corporation, Revenue                 1/08 at 102.00         AAA            103,567
                 Refunding Bonds, Correctional Capital Facilities, Series 1998,
                 5.000%, 1/01/20 - MBIA Insured


                                       52


   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   New York State Urban Development Corporation, Service                 1/11 at 100.00         AA-     $    2,136,760
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       20,570   Total Tax Obligation/Limited                                                                             22,145,722
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 8.2% (5.5% OF TOTAL INVESTMENTS)

        1,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          1,059,450
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 -
                 FGIC Insured

        3,030   Port Authority of New York and New Jersey, Consolidated              11/12 at 101.00         AAA          3,236,343
                 Revenue Bonds, One Hundred Twenty-Eighth Series 2002,
                 5.000%, 11/01/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,030   Total Transportation                                                                                      4,295,793
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.9% (18.0% OF TOTAL INVESTMENTS) (4)

          395   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101.00         AAA            415,129
                 Bonds, State University Dormitory Facilities, Series 1999B,
                 5.125%, 7/01/28 (Pre-refunded 7/01/09) - MBIA Insured

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,          3/13 at 100.00         AAA          2,704,475
                 State Personal Income Tax, Series 2003A, 5.000%, 3/15/32
                 (Pre-refunded 3/15/13) - FGIC Insured

          100   Erie County Water Authority, New York, Water Revenue Bonds,             No Opt. Call         AAA            115,132
                 Series 1990B, 6.750%, 12/01/14 - AMBAC Insured (ETM)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        1,000    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA          1,036,300
        2,725    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA          2,823,918

           90   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA             93,480
                 Series 1998H, 5.125%, 8/01/25 (Pre-refunded 8/01/08) -
                 MBIA Insured

        3,500   New York State Thruway Authority, Highway and Bridge Trust            4/12 at 100.00         AAA          3,749,059
                 Fund Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded
                 4/01/12) - AMBAC Insured

          500   New York State Urban Development Corporation, State Personal          3/13 at 100.00         AAA            553,990
                 Income Tax Revenue Bonds, State Facilities and Equipment,
                 Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) -
                 FGIC Insured

        1,975   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AAA          2,126,265
                 Purpose Revenue Bonds, Series 2002A, 5.125%, 1/01/31
                 (Pre-refunded 1/01/12) - MBIA Insured

          450   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         AAA            486,041
                 Series 1999-1, 6.250%, 7/15/34 (Mandatory put 7/15/24)
                 (Pre-refunded 7/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       13,235   Total U.S. Guaranteed                                                                                    14,103,789
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.8% (8.5% OF TOTAL INVESTMENTS)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        1,130    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          1,212,806
          870    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA            930,161

        2,000   New York State Power Authority, General Revenue Bonds,               11/12 at 100.00         Aa2          2,130,580
                 Series 2002A, 5.000%, 11/15/20

                New York State Power Authority, General Revenue Bonds,
                Series 2006A:
          165    5.000%, 11/15/18 - FGIC Insured                                     11/15 at 100.00         AAA            179,296
          110    5.000%, 11/15/19 - FGIC Insured                                     11/15 at 100.00         AAA            119,090

        2,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,116,400
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,275   Total Utilities                                                                                           6,688,333
------------------------------------------------------------------------------------------------------------------------------------


                                       53

                        Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (continued)
                             Portfolio of INVESTMENTS September 30, 2006
   PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 1.3% (0.8% OF TOTAL INVESTMENTS)

$         640   Niagara Falls Public Water Authority, New York, Water and             7/15 at 100.00         AAA     $      674,637
                 Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/28 -
                 XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
$      73,475   Total Investments (cost $75,391,010) - 149.6%                                                            78,448,858
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                        975,721
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                        (27,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  52,424,579
                ====================================================================================================================

                         At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES September 30, 2006

                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                              INVESTMENT QUALITY    SELECT QUALITY   QUALITY INCOME
                                                                                           (NQN)             (NVN)            (NUN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $390,511,063, $516,936,353 and
   $527,989,209, respectively)                                                      $408,172,586      $548,977,315     $557,606,556
Cash                                                                                          --                --               --
Receivables:
   Interest                                                                            5,807,318         7,527,534        7,620,331
   Investments sold                                                                    3,996,975         4,922,013        5,186,913
Other assets                                                                              40,232            50,162           59,931
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   418,017,111       561,477,024      570,473,731
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                         1,732,047         2,666,283        3,006,235
Payable for investments purchased                                                      2,924,838         3,406,895        3,574,802
Accrued expenses:
   Management fees                                                                       210,769           281,281          285,386
   Other                                                                                 106,400           132,496          134,327
Preferred share dividends payable                                                         57,354            45,219           67,760
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                5,031,408         6,532,174        7,068,510
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                               144,000,000       193,000,000      197,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $268,985,703      $361,944,850     $366,405,221
====================================================================================================================================
Common shares outstanding                                                             17,720,933        23,435,202       24,083,739
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      15.18      $      15.44     $      15.21
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    177,209      $    234,352     $    240,837
Paid-in surplus                                                                      248,904,099       327,923,797      335,102,933
Undistributed (Over-distribution of) net investment income                               708,393           804,030          392,711
Accumulated net realized gain (loss) from investments
   and derivative transactions                                                         1,534,479           941,709        1,051,393
Net unrealized appreciation (depreciation) of investments                             17,661,523        32,040,962       29,617,347
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $268,985,703      $361,944,850     $366,405,221
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000      200,000,000
   Preferred                                                                            1,000,000         1,000,000        1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES September 30, 2006 (continued)
                                                                                                           INSURED          INSURED
                                                                                         INSURED          NEW YORK         NEW YORK
                                                                                        NEW YORK          DIVIDEND         TAX-FREE
                                                                                  PREMIUM INCOME         ADVANTAGE        ADVANTAGE
                                                                                           (NNF)             (NKO)            (NRK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $182,075,138, $170,984,877 and
   $75,391,010, respectively)                                                       $190,533,028      $179,952,525      $78,448,858
Cash                                                                                          --           156,519               --
Receivables:
   Interest                                                                            2,694,601         2,508,708          970,934
   Investments sold                                                                    1,836,837         1,111,217        1,111,217
Other assets                                                                               5,791             5,979            2,596
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                   195,070,257       183,734,948       80,533,605
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                         1,058,476                --          746,535
Payable for investments purchased                                                      1,299,928           559,897          319,941
Accrued expenses:
   Management fees                                                                        99,717            49,839           20,573
   Other                                                                                  39,966            34,761           16,428
Preferred share dividends payable                                                         25,962            12,535            5,549
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                2,524,049           657,032        1,109,026
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                65,000,000        61,000,000       27,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $127,546,208      $122,077,916      $52,424,579
====================================================================================================================================
Common shares outstanding                                                              8,329,215         7,957,934        3,512,848
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      15.31      $      15.34      $     14.92
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     83,292      $     79,579      $    35,128
Paid-in surplus                                                                      118,406,693       112,920,342       49,501,696
Undistributed (Over-distribution of) net investment income                               278,452            15,184          (95,526)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                                           319,881            95,163          (74,567)
Net unrealized appreciation (depreciation) of investments                              8,457,890         8,967,648        3,057,848
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $127,546,208      $122,077,916      $52,424,579
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000         Unlimited        Unlimited
   Preferred                                                                           1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended September 30, 2006
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                              INVESTMENT QUALITY    SELECT QUALITY   QUALITY INCOME
                                                                                           (NQN)             (NVN)            (NUN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $19,135,442       $25,959,191      $26,009,237
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        2,574,390         3,427,242        3,478,106
Preferred shares - auction fees                                                          360,121           482,798          492,759
Preferred shares - dividend disbursing agent fees                                         30,000            30,000           40,000
Shareholders' servicing agent fees and expenses                                           37,055            39,313           37,767
Custodian's fees and expenses                                                            104,408           130,735          149,315
Directors'/Trustees' fees and expenses                                                     8,791            12,043           12,163
Professional fees                                                                         24,587            28,741           30,119
Shareholders' reports - printing and mailing expenses                                     41,040            50,829           53,576
Stock exchange listing fees                                                                9,983             9,977            9,964
Investor relations expense                                                                41,462            54,296           55,220
Portfolio insurance expense                                                                   --             6,428               --
Other expenses                                                                            34,321            42,617           40,092
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                           3,266,158         4,315,019        4,399,081
   Custodian fee credit                                                                  (38,045)          (69,909)         (54,204)
   Expense reimbursement                                                                      --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           3,228,113         4,245,110        4,344,877
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 15,907,329        21,714,081       21,664,360
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                              1,505,810           782,279          923,472
Change in net unrealized appreciation (depreciation)
   of investments                                                                     (2,357,937)       (2,287,599)      (1,988,253)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                 (852,127)       (1,505,320)      (1,064,781)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (2,983,982)       (4,842,564)      (4,914,770)
From accumulated net realized gains                                                   (1,531,013)       (1,136,286)      (1,218,931)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                                (4,514,995)       (5,978,850)      (6,133,701)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                            $10,540,207       $14,229,911      $14,465,878
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended September 30, 2006 (continued)
                                                                                                           INSURED          INSURED
                                                                                         INSURED          NEW YORK         NEW YORK
                                                                                        NEW YORK          DIVIDEND         TAX-FREE
                                                                                  PREMIUM INCOME         ADVANTAGE        ADVANTAGE
                                                                                           (NNF)             (NKO)            (NRK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $8,823,800        $8,451,802       $3,562,380
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,215,113         1,154,579          502,558
Preferred shares - auction fees                                                          162,601           152,594           67,541
Preferred shares - dividend disbursing agent fees                                         20,000            10,000           10,000
Shareholders' servicing agent fees and expenses                                           15,495             1,997              872
Custodian's fees and expenses                                                             52,985            50,711           25,058
Directors'/Trustees' fees and expenses                                                     4,236             3,824            1,578
Professional fees                                                                         16,632            16,213           12,636
Shareholders' reports - printing and mailing expenses                                     14,194            19,717           11,394
Stock exchange listing fees                                                                9,971               677              299
Investor relations expense                                                                20,666            19,650           10,235
Portfolio insurance expense                                                                   --                --               --
Other expenses                                                                            14,575            16,996           13,136
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                                           1,546,468         1,446,958          655,307
   Custodian fee credit                                                                  (21,353)          (13,147)          (8,014)
   Expense reimbursement                                                                      --          (545,630)        (251,783)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           1,525,115           888,181          395,510
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  7,298,685         7,563,621        3,166,870
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                293,978            95,249           89,791
Change in net unrealized appreciation (depreciation)
   of investments                                                                       (707,934)         (701,606)        (257,428)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                 (413,956)         (606,357)        (167,637)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (1,528,170)       (1,625,107)        (745,283)
From accumulated net realized gains                                                     (419,333)         (237,461)         (12,658)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                                (1,947,503)       (1,862,568)        (757,941)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                             $4,937,226        $5,094,696       $2,241,292
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS
                                            NEW YORK                          NEW YORK                           NEW YORK
                                    INVESTMENT QUALITY (NQN)             SELECT QUALITY (NVN)               QUALITY INCOME (NUN)
                                 -----------------------------      ------------------------------     -----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      9/30/06          9/30/05           9/30/06           9/30/05          9/30/06         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 15,907,329     $ 16,823,792      $ 21,714,081      $ 22,714,987     $ 21,664,360    $ 22,347,087
Net realized gain (loss)
   from investments                 1,505,810       11,280,637           782,279         7,520,987          923,472       7,715,858
Net realized gain (loss)
   from forward swaps                      --               --                --                --               --              --
Change in net unrealized
   appreciation (depreciation)
   of investments                  (2,357,937)     (14,661,338)       (2,287,599)       (9,640,550)      (1,988,253)     (9,585,443)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --                --                --               --              --
Distributions to
   Preferred Shareholders:
   From net investment income      (2,983,982)      (2,241,432)       (4,842,564)       (3,192,789)      (4,914,770)     (3,322,753)
   From accumulated net
      realized gains               (1,531,013)        (207,408)       (1,136,286)         (165,437)      (1,218,931)       (134,345)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
    in net assets
   applicable to Common
   shares from operations          10,540,207       10,994,251        14,229,911        17,237,198       14,465,878      17,020,404
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (13,281,844)     (16,586,798)      (17,869,346)      (21,419,779)     (18,245,845)    (21,167,079)
From accumulated net
   realized gains                  (9,475,383)      (4,864,391)       (6,350,504)       (2,999,710)      (6,512,243)     (2,167,643)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders         (22,757,227)     (21,451,189)      (24,219,850)      (24,419,489)     (24,758,088)    (23,334,722)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    (12,217,020)     (10,456,938)       (9,989,939)       (7,182,291)     (10,292,210)     (6,314,318)
Net assets applicable
   to Common shares at
   the beginning of year          281,202,723      291,659,661       371,934,789       379,117,080      376,697,431     383,011,749
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of year               $268,985,703     $281,202,723      $361,944,850      $371,934,789     $366,405,221    $376,697,431
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year            $    708,393     $  1,076,914      $    804,030      $  1,962,665     $    392,711    $  2,027,816
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                        INSURED NEW YORK                   INSURED NEW YORK                   INSURED NEW YORK
                                      PREMIUM INCOME (NNF)              DIVIDEND ADVANTAGE (NKO)          TAX-FREE ADVANTAGE (NRK)
                                  ----------------------------       -----------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      9/30/06          9/30/05           9/30/06           9/30/05          9/30/06         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 7,298,685      $ 7,599,744       $ 7,563,621       $ 7,780,214      $ 3,166,870     $ 3,159,002
Net realized gain (loss)
   from investments                   293,978        3,350,095            95,249         1,654,938           89,791         194,563
Net realized gain (loss)
   from forward swaps                      --               --                --                --               --        (164,162)
Change in net unrealized
   appreciation (depreciation)
   of investments                    (707,934)      (4,007,124)         (701,606)         (804,193)        (257,428)        748,362
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                        --               --                --                --               --          71,962
Distributions to
   Preferred Shareholders:
   From net investment income      (1,528,170)        (977,190)       (1,625,107)       (1,006,110)        (745,283)       (443,675)
   From accumulated net
      realized gains                 (419,333)         (91,205)         (237,461)          (58,911)         (12,658)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from operations           4,937,226        5,874,320         5,094,696         7,565,938        2,241,292       3,566,052
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (6,067,834)      (7,358,861)       (6,203,208)       (6,835,866)      (2,409,814)     (2,701,380)
From accumulated net
   realized gains                  (2,743,643)      (1,528,887)       (1,482,563)         (921,520)         (89,226)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders          (8,811,477)      (8,887,748)       (7,685,771)       (7,757,386)      (2,499,040)     (2,701,380)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
    in net assets
   applicable to Common shares     (3,874,251)      (3,013,428)       (2,591,075)         (191,448)        (257,748)        864,672
Net assets applicable to
   Common shares at the
   beginning of year              131,420,459      134,433,887       124,668,991       124,860,439       52,682,327      51,817,655
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $127,546,208     $131,420,459      $122,077,916      $124,668,991      $52,424,579     $52,682,327
====================================================================================================================================
Undistributed (Over-distribution of)
  net investment income
  at the end of year             $    278,452     $    602,243      $     15,184      $    279,899      $   (95,526)    $  (109,502)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc.
(NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of Insured New York Dividend Advantage's
(NKO) Common shares and Insured New York Tax-Free Advantage's (NRK) Common shares, which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or a forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2006, Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) had outstanding when-issued/delayed delivery purchase commitments of $559,897 and $319,941, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                           INSURED      INSURED      INSURED
                                  NEW YORK      NEW YORK    NEW YORK      NEW YORK     NEW YORK     NEW YORK
                                INVESTMENT        SELECT     QUALITY       PREMIUM     DIVIDEND     TAX-FREE
                                   QUALITY       QUALITY      INCOME        INCOME    ADVANTAGE    ADVANTAGE
                                     (NQN)         (NVN)       (NUN)         (NNF)        (NKO)        (NRK)
------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                            960            --       2,200         1,320           --           --
   Series T                          2,400         1,720          --         1,280           --           --
   Series W                             --         2,400       2,200            --           --           --
   Series TH                            --         3,600       2,400            --        2,440        1,080
   Series F                          2,400            --       1,080            --           --           --
------------------------------------------------------------------------------------------------------------
Total                                5,760         7,720       7,880         2,600        2,440        1,080
============================================================================================================

Insurance

New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. At September 30, 2006, the Funds did not have any forward swap contracts outstanding.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the fiscal year ended September 30, 2006, nor during the fiscal year ended September 30, 2005.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended September 30, 2006, were as follows:

                                                                            INSURED      INSURED     INSURED
                                  NEW YORK      NEW YORK      NEW YORK     NEW YORK     NEW YORK    NEW YORK
                                INVESTMENT        SELECT       QUALITY      PREMIUM     DIVIDEND    TAX-FREE
                                   QUALITY       QUALITY        INCOME       INCOME    ADVANTAGE   ADVANTAGE
                                     (NQN)         (NVN)         (NUN)        (NNF)        (NKO)       (NRK)
------------------------------------------------------------------------------------------------------------
Purchases                      $66,266,905   $82,361,141   $79,222,563  $27,262,730  $20,287,785  $6,228,567
Sales and maturities            75,334,068    89,118,466    87,526,706   28,510,344   19,806,837   5,864,530
============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



At September 30, 2006, the cost of investments was as follows:

                                            NEW YORK      NEW YORK      NEW YORK
                                          INVESTMENT        SELECT       QUALITY
                                             QUALITY       QUALITY        INCOME
                                               (NQN)         (NVN)         (NUN)
--------------------------------------------------------------------------------
Cost of investments                     $390,288,399  $516,820,406  $527,870,711
================================================================================

                                             INSURED       INSURED       INSURED
                                            NEW YORK      NEW YORK      NEW YORK
                                             PREMIUM      DIVIDEND      TAX-FREE
                                              INCOME     ADVANTAGE     ADVANTAGE
                                               (NNF)         (NKO)         (NRK)
--------------------------------------------------------------------------------
Cost of investments                     $182,024,297  $170,927,488   $75,509,660
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2006, were as follows:

                                           NEW YORK      NEW YORK      NEW YORK
                                         INVESTMENT        SELECT       QUALITY
                                            QUALITY       QUALITY        INCOME
                                              (NQN)         (NVN)         (NUN)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                         $17,946,059   $32,202,215   $29,791,155
   Depreciation                             (61,872)      (45,306)      (55,310)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments        $17,884,187   $32,156,909   $29,735,845
================================================================================

                                            INSURED       INSURED       INSURED
                                           NEW YORK      NEW YORK      NEW YORK
                                            PREMIUM      DIVIDEND      TAX-FREE
                                             INCOME     ADVANTAGE     ADVANTAGE
                                              (NNF)         (NKO)         (NRK)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $8,539,582    $9,068,959    $3,060,352
   Depreciation                             (30,851)      (43,922)     (121,154)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments         $8,508,731    $9,025,037    $2,939,198
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2006, the Funds' tax year end, were as follows:

                                                                                     INSURED      INSURED     INSURED
                                            NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK    NEW YORK
                                          INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND    TAX-FREE
                                             QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE   ADVANTAGE
                                               (NQN)         (NVN)        (NUN)        (NNF)        (NKO)       (NRK)
---------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *     $1,486,801    $2,127,474   $1,671,486     $728,205     $459,741    $101,272
Undistributed net ordinary income **          39,794           220       22,007          133           --          --
Undistributed net long-term capital gains  1,534,546       941,709    1,060,604      319,882       95,163      44,282
=====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2006, paid on October 2, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended September 30, 2006 and September 30, 2005, was designated for purposes of the dividends paid deduction as follows:


                                                                                       INSURED      INSURED     INSURED
                                              NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK    NEW YORK
                                            INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND    TAX-FREE
                                               QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE   ADVANTAGE
2006                                             (NQN)         (NVN)        (NUN)        (NNF)        (NKO)       (NRK)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income   $16,493,057   $22,926,465  $23,334,752   $7,663,027   $7,871,436  $3,163,396
Distributions from net ordinary income **           --            --       31,444           --        4,227          --
Distributions from net long-term
   capital gains ***                        11,006,407     7,486,790    7,731,174    3,162,976    1,716,383     104,088
=======================================================================================================================

                                                                                       INSURED      INSURED     INSURED
                                              NEW YORK      NEW YORK     NEW YORK     NEW YORK     NEW YORK    NEW YORK
                                            INVESTMENT        SELECT      QUALITY      PREMIUM     DIVIDEND    TAX-FREE
                                               QUALITY       QUALITY       INCOME       INCOME    ADVANTAGE   ADVANTAGE
2005                                             (NQN)         (NVN)        (NUN)        (NNF)        (NKO)       (NRK)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income   $19,017,826   $24,849,577  $24,701,084   $8,413,676   $7,899,143  $3,186,364
Distributions from net ordinary income **           --            --       22,888           --        3,793          --
Distributions from net long-term
   capital gains                             5,071,799     3,165,147    2,301,988    1,620,092      976,638          --
=======================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2006.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                               NEW YORK INVESTMENT QUALITY (NQN)
                                                   NEW YORK SELECT QUALITY (NVN)
AVERAGE DAILY NET ASSETS                           NEW YORK QUALITY INCOME (NUN)
(INCLUDING NET ASSETS                      INSURED NEW YORK PREMIUM INCOME (NNF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS               INSURED NEW YORK DIVIDEND ADVANTAGE (NKO)
(INCLUDING NET ASSETS                  INSURED NEW YORK TAX-FREE ADVANTAGE (NRK)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================
The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2006, the complex-level fee rate was .1857%.

Notes to
    FINANCIAL STATEMENTS (continued)



COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Insured New York Dividend Advantage's (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                     MARCH 31,
--------------------------------------------------------------------------------
2002*                 .30%                         2008                     .25%
2003                  .30                          2009                     .20
2004                  .30                          2010                     .15
2005                  .30                          2011                     .10
2006                  .30                          2012                     .05
2007                  .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage
(NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage's (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                               NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                 .32%                         2007                     .32%
2003                  .32                          2008                     .24
2004                  .32                          2009                     .16
2005                  .32                          2010                     .08
2006                  .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage
(NRK) for any portion of its fees and expenses beyond November 30, 2010.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157 In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 1, 2006, to shareholders of record on October 15, 2006, as follows:

                                                                            INSURED      INSURED     INSURED
                                  NEW YORK      NEW YORK      NEW YORK     NEW YORK     NEW YORK    NEW YORK
                                INVESTMENT        SELECT       QUALITY      PREMIUM     DIVIDEND    TAX-FREE
                                   QUALITY       QUALITY        INCOME       INCOME    ADVANTAGE   ADVANTAGE
                                     (NQN)         (NVN)         (NUN)        (NNF)        (NKO)       (NRK)
------------------------------------------------------------------------------------------------------------
Dividend per share                  $.0555        $.0595        $.0565       $.0570       $.0615      $.0545
============================================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                  Less Distributions
                               -------------------------------------------------------------------  --------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                From Net
                   Beginning                                Investment         Capital              Investment     Capital
                      Common                       Net       Income to        Gains to               Income to    Gains to
                       Share          Net    Realized/       Preferred       Preferred                  Common      Common
                   Net Asset   Investment   Unrealized          Share-          Share-                  Share-      Share-
                       Value       Income   Gain (Loss)        holders+        holders+      Total     holders     holders    Total
====================================================================================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                  $15.87        $ .90       $ (.05)          $(.17)          $(.09)      $ .59       $(.75)      $(.53)  $(1.28)
2005                   16.46          .95         (.19)           (.13)           (.01)        .62        (.94)       (.27)   (1.21)
2004                   16.80         1.02          .12            (.05)           (.03)       1.06        (.99)       (.41)   (1.40)
2003                   16.92         1.07         (.07)           (.07)           (.01)        .92        (.95)       (.09)   (1.04)
2002                   15.67         1.09         1.20            (.10)           (.01)       2.18        (.88)       (.05)    (.93)

NEW YORK SELECT
QUALITY (NVN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   15.87          .93         (.07)           (.21)           (.05)        .60        (.76)       (.27)   (1.03)
2005                   16.18          .97         (.09)           (.14)           (.01)        .73        (.91)       (.13)   (1.04)
2004                   16.28         1.01          .19            (.06)           (.02)       1.12        (.95)       (.27)   (1.22)
2003                   16.48         1.05         (.09)           (.07)           (.01)        .88        (.94)       (.14)   (1.08)
2002                   15.41         1.09         1.13            (.09)           (.04)       2.09        (.89)       (.13)   (1.02)

NEW YORK QUALITY
INCOME (NUN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   15.64          .90         (.05)           (.20)           (.05)        .60        (.76)       (.27)   (1.03)
2005                   15.90          .93         (.07)           (.14)           (.01)        .71        (.88)       (.09)    (.97)
2004                   16.09          .98          .09            (.06)           (.02)        .99        (.92)       (.26)   (1.18)
2003                   16.37         1.01         (.11)           (.06)           (.02)        .82        (.91)       (.19)   (1.10)
2002                   15.20         1.07         1.10            (.11)             --        2.06        (.88)       (.01)    (.89)
====================================================================================================================================
                                                                         Total Returns
                                                                    ----------------------
                                                                                    Based
                            Offering                                                   on
                           Costs and        Ending                                 Common
                           Preferred        Common                   Based          Share
                               Share         Share     Ending           on            Net
                        Underwriting     Net Asset     Market       Market          Asset
                           Discounts         Value      Value        Value*         Value*
==========================================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                            $ --        $15.18     $13.99         2.39%          4.03%
2005                              --         15.87      14.94         4.08           3.90
2004                              --         16.46      15.52        10.21           6.61
2003                              --         16.80      15.38         3.63           5.68
2002                              --         16.92      15.86        14.54          14.52

NEW YORK SELECT
QUALITY (NVN)
------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                              --         15.44      14.34         4.53           4.10
2005                              --         15.87      14.74         4.93           4.64
2004                              --         16.18      15.04         6.96           7.27
2003                              --         16.28      15.22         4.57           5.63
2002                              --         16.48      15.62        15.35          14.27

NEW YORK QUALITY
INCOME (NUN)
------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                              --         15.21      14.11         4.27           4.06
2005                              --         15.64      14.53         5.52           4.56
2004                              --         15.90      14.70         6.77           6.41
2003                              --         16.09      14.89         4.37           5.32
2002                              --         16.37      15.35        13.79          14.14
==========================================================================================
                                                              Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement            After Credit/Reimbursement**
                                          -------------------------------        ------------------------------
                                                           Ratio of Net                          Ratio of Net
                                            Ratio of         Investment            Ratio of        Investment
                              Ending        Expenses          Income to            Expenses         Income to
                                 Net      to Average            Average          to Average           Average
                              Assets      Net Assets         Net Assets          Net Assets        Net Assets
                          Applicable      Applicable         Applicable          Applicable        Applicable      Portfolio
                           to Common       to Common          to Common           to Common         to Common       Turnover
                         Shares (000)         Shares++           Shares++            Shares++          Shares++         Rate
=============================================================================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                        $268,986            1.22%              5.92%               1.21%             5.94%            16%
2005                         281,203            1.19               5.88                1.18              5.89             30
2004                         291,660            1.18               6.26                1.18              6.26             11
2003                         297,312            1.19               6.42                1.18              6.42             19
2002                         299,475            1.22               6.90                1.21              6.92              9

NEW YORK SELECT
QUALITY (NVN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                         361,945            1.20               6.03                1.18              6.05             15
2005                         371,935            1.18               6.03                1.18              6.04             17
2004                         379,117            1.19               6.31                1.19              6.32              8
2003                         381,274            1.19               6.49                1.18              6.50             16
2002                         386,011            1.23               7.06                1.22              7.07             15

NEW YORK QUALITY
INCOME (NUN)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                         366,405            1.21               5.95                1.20              5.96             14
2005                         376,697            1.19               5.86                1.18              5.86             17
2004                         383,012            1.19               6.21                1.19              6.21             10
2003                         387,439            1.20               6.31                1.19              6.32             14
2002                         394,330            1.24               7.02                1.23              7.03             32
=============================================================================================================================
                              Preferred Shares at End of Period
                           ----------------------------------------
                             Aggregate    Liquidation
                                Amount     and Market         Asset
                           Outstanding          Value      Coverage
                                  (000)     Per Share     Per Share
====================================================================
NEW YORK INVESTMENT
QUALITY (NQN)
--------------------------------------------------------------------
Year Ended 9/30:
2006                          $144,000        $25,000       $71,699
2005                           144,000         25,000        73,820
2004                           144,000         25,000        75,635
2003                           144,000         25,000        76,617
2002                           144,000         25,000        76,992

NEW YORK SELECT
QUALITY (NVN)
--------------------------------------------------------------------
Year Ended 9/30:
2006                           193,000         25,000        71,884
2005                           193,000         25,000        73,178
2004                           193,000         25,000        74,108
2003                           193,000         25,000        74,388
2002                           193,000         25,000        75,001

NEW YORK QUALITY
INCOME (NUN)
--------------------------------------------------------------------
Year Ended 9/30:
2006                           197,000         25,000        71,498
2005                           197,000         25,000        72,804
2004                           197,000         25,000        73,606
2003                           197,000         25,000        74,167
2002                           197,000         25,000        75,042
====================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


                                  68-69 spread

                        Financial HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                  Less Distributions
                               -------------------------------------------------------------------  --------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                From Net
                   Beginning                                Investment         Capital              Investment     Capital
                      Common                       Net       Income to        Gains to               Income to    Gains to
                       Share          Net    Realized/       Preferred       Preferred                  Common      Common
                   Net Asset   Investment   Unrealized          Share-          Share-                  Share-      Share-
                       Value       Income   Gain (Loss)        holders+        holders+      Total     holders     holders    Total
====================================================================================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                  $15.78        $ .88       $ (.06)          $(.18)          $(.05)      $ .59       $(.73)      $(.33)  $(1.06)
2005                   16.14          .91         (.08)           (.12)           (.01)        .70        (.88)       (.18)   (1.06)
2004                   16.07          .97          .08            (.06)             --         .99        (.92)         --     (.92)
2003                   16.17         1.02         (.13)           (.07)             --         .82        (.92)         --     (.92)
2002                   15.26         1.06          .83            (.10)             --        1.79        (.88)         --     (.88)

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   15.67          .95         (.08)           (.20)           (.03)        .64        (.78)       (.19)    (.97)
2005                   15.69          .98          .12            (.13)           (.01)        .96        (.86)       (.12)    (.98)
2004                   15.44          .98          .35            (.06)           (.01)       1.26        (.89)       (.12)   (1.01)
2003                   15.82         1.00         (.32)           (.08)           (.01)        .59        (.89)       (.08)    (.97)
2002(a)                14.33          .41         1.62            (.04)             --        1.99        (.37)         --     (.37)

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                   15.00          .90         (.05)           (.21)             --****    .64         (.69)       (.03)    (.72)
2005                   14.75          .90          .25            (.13)             --       1.02         (.77)         --     (.77)
2004                   14.42          .92          .35            (.07)             --       1.20         (.87)         --     (.87)
2003(b)                14.33          .68          .34            (.05)             --        .97         (.65)         --     (.65)
====================================================================================================================================
                                                                             Total Returns
                                                                        -----------------------
                                                                                        Based
                                Offering                                                   on
                               Costs and        Ending                                 Common
                               Preferred        Common                   Based          Share
                                   Share         Share     Ending           on            Net
                            Underwriting     Net Asset     Market       Market          Asset
                               Discounts         Value      Value        Value**        Value**
===============================================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                                $ --        $15.31     $14.26         3.30%          3.96%
2005                                  --         15.78      14.86         4.64           4.50
2004                                  --         16.14      15.23         7.14           6.40
2003                                  --         16.07      15.10          .56           5.26
2002                                  --         16.17      15.94        15.88          12.21

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                                  --         15.34      14.85         7.92           4.29
2005                                  --         15.67      14.68         9.28           6.23
2004                                  --         15.69      14.35         7.55           8.48
2003                                  --         15.44      14.30         (.77)          4.01
2002(a)                             (.13)        15.82      15.39         5.16          13.18

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                                  --         14.92      14.08         5.79           4.38
2005                                  --         15.00      14.02         8.65           7.05
2004                                  --         14.75      13.64         5.83           8.58
2003(b)                             (.23)        14.42      13.71        (4.40)          5.29
===============================================================================================
                                                                    Ratios/Supplemental Data
                               ----------------------------------------------------------------------------------------------------
                                                  Before Credit/Reimbursement            After Credit/Reimbursement***
                                                -------------------------------        -------------------------------
                                                                 Ratio of Net                          Ratio of Net
                                                  Ratio of         Investment            Ratio of        Investment
                                    Ending        Expenses          Income to            Expenses         Income to
                                       Net      to Average            Average          to Average           Average
                                    Assets      Net Assets         Net Assets          Net Assets        Net Assets
                                Applicable      Applicable         Applicable          Applicable        Applicable      Portfolio
                                 to Common       to Common          to Common           to Common         to Common       Turnover
                               Shares (000)         Shares++           Shares++            Shares++          Shares++         Rate
===================================================================================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                              $127,546            1.22%              5.75%               1.21%             5.77%            14%
2005                               131,420            1.20               5.71                1.20              5.71             22
2004                               134,434            1.21               6.11                1.20              6.11             16
2003                               133,735            1.21               6.38                1.21              6.38             21
2002                               134,574            1.25               6.92                1.24              6.92             17

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                               122,078            1.20               5.79                 .73              6.26             11
2005                               124,669            1.18               5.75                 .72              6.21             12
2004                               124,860            1.20               5.91                 .74              6.37              9
2003                               122,901            1.20               6.07                 .74              6.53             15
2002(a)                            125,893            1.15*              5.07*                .65*             5.57*            29

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2006                                52,425            1.27               5.62                 .77              6.13              8
2005                                52,682            1.25               5.53                 .76              6.01              7
2004                                51,818            1.26               5.85                 .76              6.35             16
2003(b)                             50,645            1.19*              5.10*                .70*             5.59*             5
===================================================================================================================================
                                      Preferred Shares at End of Period
                                   ----------------------------------------
                                     Aggregate    Liquidation
                                        Amount     and Market         Asset
                                   Outstanding          Value      Coverage
                                          (000)     Per Share     Per Share
============================================================================
INSURED NEW YORK
PREMIUM INCOME (NNF)
----------------------------------------------------------------------------
Year Ended 9/30:
2006                                   $65,000        $25,000       $74,056
2005                                    65,000         25,000        75,546
2004                                    65,000         25,000        76,705
2003                                    65,000         25,000        76,436
2002                                    65,000         25,000        76,759

INSURED NEW YORK
DIVIDEND ADVANTAGE (NKO)
----------------------------------------------------------------------------
Year Ended 9/30:
2006                                    61,000         25,000        75,032
2005                                    61,000         25,000        76,094
2004                                    61,000         25,000        76,172
2003                                    61,000         25,000        75,369
2002(a)                                 61,000         25,000        76,596

INSURED NEW YORK
TAX-FREE ADVANTAGE (NRK)
----------------------------------------------------------------------------
Year Ended 9/30:
2006                                    27,000         25,000        73,541
2005                                    27,000         25,000        73,780
2004                                    27,000         25,000        72,979
2003(b)                                 27,000         25,000        71,894
============================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit and expense reimbursement, where applicable. **** Per Share Distributions from Capital Gain to Preferred Shareholders rounds to less than $.01 per share.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through September 30, 2002.
(b) For the period November 21, 2002 (commencement of operations) through September 30, 2003.

                                 See accompanying notes to financial statements.


                                  70-71 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606              Member                     (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           167
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation; Director,
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       72

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; formerly, Director
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since 1997),
                                                          Board of Directors, Rubicon, a pure captive insurance
                                                          company owned by Northwestern University; Director
                                                          (since 1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President
                                                          (since 1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc., Symphony Asset Management LLC (since 2003) Tradewinds
                                                          NWQ Global Investors, LLC and Santa Barbara Asset Management,
                                                          LLC; (since 2006); Chartered Financial Analyst.


                                       73

Board Members
      AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa
                                                          Barbara Asset Management, LLC (since 2006); Assistant
                                                          Treasurer, Tradewinds NWQ Global Investors, LLC (since 2006);
                                                          formerly, Vice President and Treasurer (1999-2004) of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       74

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly                Chief              2003    Assistant Vice President and Assistant Secretary of the               167
2/24/70                        Compliance                 Nuveen Funds (since 2003); Assistant Vice President and
333 West Wacker Drive          Officer and                Assistant General Counsel (since 2003) of Nuveen Investments,
Chicago, IL 60606              Assistant                  LLC; previously, Associate (2001-2003) at the law firm of Vedder,
                               Vice President             Price, Kaufman & Kammholz.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC and Santa Barbara Asset Management, LLC
                                                          (since 2006).

(1) Mr. Schwertfeger is an "interested person'' of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

                        Reinvest Automatically
                              EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
     REINVESTMENT PLAN



NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on January 2, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

                        Notes

Other Useful
      INFORMATION



QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS


Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS. Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.


Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


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                                                                     EAN-B-0906D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Nuveen Insured New York Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
September 30, 2006                           $ 10,823                    $ 0                $ 400      $ 2,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%           0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
September 30, 2005                           $ 10,268                    $ 0                $ 422      $ 2,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%           0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                    AUDIT-RELATED FEES   TAX FEES BILLED TO       ALL OTHER FEES
                                   BILLED TO ADVISER AND      ADVISER AND        BILLED TO ADVISER
                                      AFFILIATED FUND      AFFILIATED FUND     AND AFFILIATED FUND
                                      SERVICE PROVIDERS  SERVICE PROVIDERS (1)   SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------
September 30, 2006                                $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------
September 30, 2005                                $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                            TOTAL NON-AUDIT FEES
                                                            BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS  BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                        BILLED TO FUND      REPORTING OF THE FUND)      ENGAGEMENTS)          TOTAL
-------------------------------------------------------------------------------------------------------------------
September 30, 2006                            $ 3,350                $ 2,200                  $ 0           $ 5,550
September 30, 2005                            $ 3,172                $ 2,200                  $ 0           $ 5,372

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Cathryn Steeves     Nuveen Insured New York Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                      NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Cathryn Steeves     Registered Investment Company     67         $13.41 billion
                    Other Pooled Investment Vehicles   0         $0
                    Other Accounts                     0         $0

* Assets are as of September 30, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the September 30, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR
                                                                                                         RANGE OF
                                                                                           DOLLAR        EQUITY
                                                                                           RANGE OF      SECURITIES
                                                                                           EQUITY        BENEFICIALLY
                                                                                           SECURITIES    OWNED IN
                                                                                           BENEFICIALLY  THE
                                                                                           OWNED IN      REMAINDER
                                                                                           FUND          OF NUVEEN
                                                                                                         FUNDS
                                                                                                         MANAGED BY
                                                                                                         NAM'S
                                                                                                         MUNICIPAL
                                                                                                         INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                          TEAM
-------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen Insured New York Premium Income Municipal Fund, Inc.      $0           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured New York Premium Income Municipal Fund, Inc.
            ------------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: December 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.